AS FILED WITH THE SECURITIES AND EXCHANGE            1933 ACT FILE NO. 33-9093
COMMISSION ON SEPTEMBER 30, 2005                    1940 ACT FILE NO. 811-4854




==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933       [X]

                    Pre-Effective Amendment No.________       [_]




                       Post-Effective Amendment No. 25        [X]



                                    and/or
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]



                              Amendment No. 27                [X]




                              THE OBERWEIS FUNDS
              (Exact Name of Registrant as Specified in Charter)


                      c/o Oberweis Asset Management, Inc.


                         3333 Warrenville Road, Suite 500
                             Lisle, Illinois 60532
               (Address of Principal Executive Offices, Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

                               Patrick B. Joyce
                        Oberweis Asset Management, Inc.


                         3333 Warrenville Road, Suite 500
                             Lisle, Illinois 60532
                     (Name and Address of Agent for Service)


                                  Copies to:

                                James A. Arpaia
                       Vedder, Price, Kaufman & Kammholz, P.C.
                     222 North LaSalle Street, Suite 2600
                           Chicago, Illinois 60601


It is proposed that this filing will become effective (check appropriate box)

       [_]    immediately upon filing pursuant to paragraph (b)



       [X]    on October 1, 2005 pursuant to paragraph (b)



       [_]    60 days after filing pursuant to paragraph (a)(1)



       [ ]    on (date) pursuant to paragraph (a)(1)



       [ ]    75 days after filing pursuant to paragraph (a)(2)


       [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

       [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

On Cover of Wrapper:

The Oberweis Funds

A Vision for Future Growth

     .    The Micro-Cap Fund

     .    The Emerging Growth Fund

     .    The Mid-Cap Fund

     .    The China Opportunities Fund

     www.oberweisfunds.com

From The PRESIDENT

On Cover of Prospectus:

The Oberweis Funds October 1, 2005

     .    The Micro-Cap Fund

     .    The Emerging Growth Fund

     .    The Mid-Cap Fund

     .    The China Opportunities Fund

     www.oberweisfunds.com

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
--------------------------------------------------------------------------------


                 INTRODUCTION.............................  1
                 How to Use this Document.................  1
                 Investment Objective of the Funds........  1
                 Principal Investment Strategy............  2
                 Principal Risks of Investing in the Funds  3
                 Other Investment Policies and Risks......  6
                 OBERWEIS MICRO-CAP FUND..................  8
                 OBERWEIS EMERGING GROWTH FUND............ 14
                 OBERWEIS MID-CAP FUND.................... 19
                 OBERWEIS CHINA OPPORTUNITIES FUND........ 24
                 FUND HOLDINGS............................ 28

                 MANAGEMENT OF THE FUNDS.................. 28

                 OTHER INFORMATION........................ 30

                 SHAREHOLDER INFORMATION.................. 30
                 How to Purchase Shares................... 30
                 How to Redeem Shares..................... 33
                 Short-Term and Excessive Trading......... 35
                 Anti-Money Laundering Program............ 37
                 Transactions through the Funds' Web Site. 37
                 Pricing of Fund Shares................... 38
                 Shareholder Services..................... 39
                 Privacy Notice........................... 42

                 DISTRIBUTION AND TAXES................... 43

                 GENERAL INFORMATION...................... 45


Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact us at (800) 245-7311 or visit our website at www.oberweisfunds.com. Also, please keep this prospectus with your other important records for future reference.

INTRODUCTION

How to Use this Document

This document is called a prospectus. It is intended to explain to you the information that you need to know so that you may make an informed decision as to whether an investment in one or more of the funds of The Oberweis Funds is right for you. The most important risk to understand is that there is no guarantee that your investment in The Oberweis Funds will increase in value. The value of your investment in The Oberweis Funds could go down, meaning you could lose money.

This prospectus begins with some general information about The Oberweis Funds, which is then explained in greater detail in the document. A second document, called the "Statement of Additional Information," or "SAI" for short, provides expanded information and much greater detail than the prospectus.

The SAI is available to you free of charge. To receive an SAI, please call
(800) 245-7311, visit the SEC's website at www.sec.gov and go into the EDGAR database.

Investment Objective of the Funds

The Oberweis Funds is a no-load mutual fund that consists of four different funds--the Oberweis Micro-Cap Fund (the "Micro-Cap Fund"), the Oberweis Emerging Growth Fund (the "Emerging Growth Fund"), the Oberweis Mid-Cap Fund (the "Mid-Cap Fund"), and the Oberweis China Opportunities Fund (the "China Opportunities Fund"). Each of the Micro-Cap, Emerging Growth and Mid-Cap Fund's investment objective is to maximize capital appreciation. The China Opportunity Fund's investment objective is to maximize long-term capital appreciation. The Funds are not designed for investors seeking income over capital appreciation. Income realized on the Funds' investments is incidental to their objectives.


The Micro-Cap Fund, under normal circumstances, invests at least 80% of its net assets in the securities of very small companies with a market capitalization of $250 million or less at the time of investment which meet the Oberweis Octagon investment criteria described below.



The Emerging Growth Fund normally invests at least 90% of its assets in the securities of relatively small companies with a market capitalization of less than $1 billion at the time of investment which meet the Oberweis Octagon investment criteria described below.



The Mid-Cap Fund invests, under normal circumstances, at least 80% of its net assets in the securities of companies with a market capitalization between $500 million and $8 billion at the time of investment which meet the Oberweis Octagon investment criteria described below.



The China Opportunities Fund, under normal circumstances, invests at least 80% of its net assets in China securities (as defined on page 24).


Principal Investment Strategy

Each Fund invests principally in the common stocks of companies that the investment adviser, Oberweis Asset Management, Inc. ("OAM"), believes have the potential for significant long-term growth in market value.

Each Fund in particular seeks to invest in those companies which OAM considers to have above-average long-term growth potential based on its analysis of eight factors, which OAM calls the "Oberweis Octagon." These factors are:


  1. Extraordinarily rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisitions of other businesses. At least 30% growth in revenues in the latest quarter for smaller companies and at least 20% growth in revenues in the latest quarter for medium size companies.



  2. Extraordinarily rapid growth in pre-tax income. At least 30% growth in pre-tax income in the latest quarter for smaller companies and at least 20% growth in pre-tax income in the latest quarter for medium size companies. There should also be rapid growth in earnings per share.



  3. There should be a reasonable price/earnings ratio in relation to the company's underlying growth rate. In order to be considered for investment, smaller companies must generally have a price/earnings ratio not more than one-half of the company's growth rate, and medium size companies must generally have a price/earnings ratio of not more than the company's growth rate.



  4. Products or services that offer the opportunity for substantial future growth. Such growth generally either stems from products in newer, high growth markets or products with the potential to grow market share within an existing market. In the latter case, such products typically grow market share due to competitive advantages over other market offerings. Examples of such advantages include new technologies, patents and niche market positions with high barriers to competitive entry.



  5. Favorable recent trends in revenue and earnings growth, ideally showing acceleration.



  6. Reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins.

  7. A review of the company's financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.



  8. High relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.


OAM considers these eight factors as guidelines for evaluating the many companies it reviews to identify those companies that have the potential for above-average long-term growth. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company. OAM generally considers companies with a market capitalization of less than $1 billion as smaller companies and those companies with a market capitalization between $1 billion and $8 billion as medium size companies.

Although securities of a particular company may be eligible for purchase by more than one Fund, OAM may determine at any particular time to purchase a security for one Fund but not another.


Additional information on each Fund's investment policies and risks can be found below under "Other Investment Policies and Risks" and under each Fund's summary which begins on page 6.


Principal Risks of Investing in the Funds

The biggest risk is that the Funds' returns may vary, and you could lose money by investing in the Funds. Because the Funds may invest substantially all of their assets in common stocks, the main risk is that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

The Funds primarily invest in equity securities with the objective of maximum capital appreciation. If you are considering investing in any of the Funds, remember that they are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small- and medium-size companies with high growth potential, can be volatile. The value of the Funds' shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Funds. Because of this volatility, we recommend that you invest in the Funds as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. Each Fund discourages short term trading in its shares. Dividends are expected to be minimal and there can be no assurance that a Fund's objective will be met.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small- and Medium-sized Company Risk--Although each Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.


The Emerging Growth Fund is subject to small company risk, and this risk is intensified for the Micro-Cap Fund. Small company risk is also a factor for the Mid-Cap Fund, because although its investments are generally in larger companies than the Emerging Growth and Micro-Cap Funds, its investments are nevertheless in small- and medium-sized companies. The China Opportunities Fund is subject to small- and medium-sized company risk, because although there are no restrictions on the capitalization of companies whose securities the Fund may buy, the Fund generally invests in small- and medium-sized companies.


Investment Style Risk--There is no assurance that the common stocks of companies selected using the "Oberweis Octagon" investment criteria will achieve long-term growth in market value.

Risks Associated with Non-U.S. Companies--Investments by the China Opportunities Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees. In The People's Republic of China, Hong Kong and Taiwan, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries.



Geographic Concentration in China (China Opportunities Fund) - The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. China's central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the China Opportunities Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.



Government Relationships Risk (China Opportunities Fund) - While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an "Adverse Government"). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the China Opportunities Fund will be subject to the risk that these companies' reputation and price in the market will be adversely affected.


Other Investment Policies and Risks


Although each of the Funds may invest substantially all of its assets in common stocks, each Fund may also invest in convertible securities, preferred stocks, securities of foreign issuers (most of which are traded on United States stock exchanges or listed on NASDAQ, except in the China Opportunities Fund, which invests in China securities) and restricted securities. For purposes of the China Opportunities Fund, China securities currently include 1) equity securities of companies that are organized under the laws of The People's Republic of China, Hong Kong or Taiwan or that are primarily traded on an exchange or over-the-counter in The People's Republic of China, Hong Kong or Taiwan; or 2) equity securities of companies that have at least 50% of their assets in The People's Republic of China, Hong Kong or Taiwan or that derive at least 50% of their revenues from business activities in The People's Republic of China, Hong Kong or Taiwan (collectively, referred to as "China") but which are listed and traded elsewhere. In addition, each Fund may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. Each Fund's reserves may be held in cash or invested in high quality money market instruments. The Funds may also lend their portfolio securities, write (sell) call options against investment positions and purchase put and call options.


Foreign Securities--While investment in foreign companies is not a current focus of the Micro-Cap, Emerging Growth or Mid-Cap Funds, each Fund may invest to a limited extent in foreign equity and debt securities. Investments in foreign securities may involve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in some countries. The China Opportunities Fund primarily invests in foreign securities, and the associated risks of such investment are discussed in Risks Associated with Non-U.S. Companies section above and in detail in the Unique Risks section below for this Fund.

Restricted Securities and Illiquid Securities--Each of the Micro-Cap, Emerging Growth and Mid-Cap Funds may invest up to 5% of its total assets in securities that are not readily marketable. These include repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years. Each Fund also may invest up to 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as "restricted securities"); provided, however, that the Fund's investments in illiquid securities do not exceed 15% of its net assets. The China Opportunities Fund may invest up to 15% of its net assets in securities that are not readily marketable, including restricted securities. The sale of restricted securities often takes more time than more liquid securities and may result in higher selling expenses. Also, a Fund may have to dispose of restricted securities at less desirable prices or at prices lower than the Fund valued the securities. A Fund may resell restricted securities to other institutions. If there is a dealer or institutional trading market in such securities, these restricted securities may be treated as exempt from each Fund's limitation on illiquid securities.



Temporary Defensive Investments--When OAM believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund's cash or other similar investments may increase. OAM may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Securities that the Funds may invest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody's Investor Services, Inc., ("Moody's") or the equivalent), corporate debt securities (rated A or better by Moody's or Standard & Poor's Corporation) and repurchase agreements.


When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

Repurchase Agreements--As a means of earning income on idle cash, each Fund may enter into repurchase agreements. This technique involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. A Fund cannot enter into repurchase agreements in excess of 25% of its total assets and each of the Micro-Cap, Emerging Growth and Mid-Cap Funds cannot invest more than 10% of its total assets in restricted securities, which include repurchase agreements with maturities of seven days or more. The China Opportunities Fund cannot invest in repurchase agreements with maturities of seven days or more if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of the Fund's net assets would be invested in illiquid securities.

Lending of Fund Securities--To generate additional income, each Fund may lend its portfolio securities to qualified brokers/dealers or institutional investors. Such loans may not exceed 30% of the Fund's total assets measured at the time of the most recent loan. For each loan, the borrower must maintain collateral at the Fund's custodian with a value at least equal to 100% of the current market value of the security loaned.

Options--Each Fund may buy put and call options on stocks and stock indices. An option on a security is a contract that gives the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that gives the buyer of the option the right to receive from the seller cash in an amount equal to the difference between the index's closing price and the option's exercise price. Options are considered "derivative" securities and are generally used to hedge a portfolio against certain market risks, but they may also be used to increase returns. Using options may decrease returns and increase volatility.

A Fund may invest up to 5% of its assets in the purchase of put and call options. Each Fund may also write (sell) covered call options on its Fund securities. The total market value of the underlying securities of covered call options is limited to 50% of the Fund's net assets.

Although securities of a particular company may be eligible for purchase by more than one Fund, OAM may determine that at any particular time it is appropriate to purchase a security for one Fund but not another. In addition, OAM may make transactions in a particular security at different times and different prices for each Fund.


OBERWEIS MICRO-CAP FUND


Specific Strategy


The Micro-Cap Fund, under normal circumstances, invests at least 80% of its net assets in the securities of very small companies with a market capitalization of $250 million or less at the time of investment which meet the Oberweis Octagon investment criteria described beginning on page 2 of this prospectus. The Fund will notify shareholders of the Micro-Cap Fund at least 60 days before making any change in the Fund's 80% investment policy stated above.


Unique Risks


In addition to the risks described in "Principal Risks of Investing in the Funds" on page 3, small-company risk is intensified for the Micro-Cap Fund.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"). Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Micro-Cap Fund


Calendar Year Total Returns*

                                    [CHART]

  1996    1997    1998   1999     2000   2001     2002     2003    2004
  ----    ----    ----   ----     ----   ----     ----    ------   ----
  22.80%  10.67%  4.34%  19.46%  -8.00%  23.86%  -17.35%  108.93%  2.19%



Best Quarter: Fourth Quarter 1998 39.16% Worst Quarter: Third Quarter 1998 -25.29%


 Average Annual Total Returns                                          Life of
 for the Periods Ended                                                   Fund
 December 31, 2004*                                    1 Year  5 Years (1/1/96)
 Micro-Cap Fund
   Return Before Taxes................................  +2.19% +14.98% +14.59%
   Return After Taxes on Distributions................  -3.14% +12.60% +13.25%
   Return After Taxes on Distributions and Sale of
    Fund Shares.......................................  +6.91% +12.21% +12.60%
 Russell 2000 Growth Index** (reflects no deduction
  for fees, expenses or taxes)........................ +14.31%  -3.57%  +3.51%
 Russell 2000 Index** (reflects no deduction for fees,
  expenses or taxes).................................. +18.33%  +6.61%  +9.79%
 S&P 500 Index** (reflects no deduction for fees,
  expenses or taxes).................................. +10.70%  -2.32%  +9.52%

--------
* The Micro-Cap Fund deducts a redemption fee of 1.00% of the total redemption amount on shares redeemed within 90 days of purchase. The redemption fee is retained by the Fund and does not apply to exchanges. The Bar Chart and the average annual total returns do not reflect the deduction of the redemption fee.
** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index is an index of approximately 2000 companies with small market capitalizations. The Russell indices are unmanaged and are not available for investment. The S&P 500 Index is an unmanaged index of 500 common stocks, heavily weighted towards stocks with large market capitalization.

Micro-Cap Fund


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

       Shareholder Fees(1)
       (Fees paid directly from your investments)
       ------------------------------------------
       Sales Charge Imposed on Purchases...........................  None
       Sales Charge Imposed on Reinvested Dividends or Capital Gain
         Distributions.............................................  None
       Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)(2).......... 1.00%
       Exchange Fees...............................................  None

       Annual Fund Operating Expenses
       (Expenses that are deducted from Fund assets)
       ---------------------------------------------
       As a percentage of average net assets (net of expense
         reimbursement, if applicable)
       Advisory and Management Fees................................ 1.00%
       12b-1 Fees..................................................  .25%
       Other Expenses..............................................  .45%
                                                                    -----
       Total Annual Fund Operating Expenses(3)..................... 1.70%

--------
   (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

   (2) Applies to shares redeemed within 90 days of purchase. Does not apply to exchanges.

   (3) OAM has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. The contractual arrangement continues in force from year to year provided such arrangement is approved at least annually by the Board of Trustees. The contractual arrangement may be amended at any time by the mutual written consent of OAM and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      One Year: $173 Three Years: $536 Five Years: $923 Ten Years: $2,009

There is a 1.00% redemption fee on the Fund, which is deducted from the redemption proceeds, for shares redeemed within 90 days of purchase. This redemption fee is retained by the Fund and does not apply to exchanges. In addition, there is a $15 fee for each wire redemption (but not for electronic funds transferred via ACH or payment by check), which is deducted from a shareholder's redemption amount.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years and for the six months ended June 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004, 2003 and 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference in to the Statement of Additional Information. Through the fiscal years ended December 31, 2001, another registered independent public accounting firm audited and reported on the Fund's financial statements. The information for the six months ended June 30, 2005 has not been audited.


Micro-Cap Fund



                                 Six Months
                                    Ended
                                  June 30,               Years Ended December 31,
                                    2005       -------------------------------------------
                                 (Unaudited)     2004     2003     2002     2001     2000
                                 -----------   -------  -------  -------  -------  -------
Net asset value at beginning of
 year...........................   $ 17.50     $ 26.26  $ 13.86  $ 16.77  $ 13.54  $ 16.94
Income (loss) from investment
 operations:
Net investment loss(a)..........      (.09)       (.36)    (.31)    (.24)    (.24)    (.33)
Net realized and unrealized gain
 (loss) on investments..........      (.52)       (.54)   15.36    (2.67)    3.47     (.74)
                                   -------     -------  -------  -------  -------  -------
Total from investment
 operations.....................      (.61)       (.90)   15.05    (2.91)    3.23    (1.07)
Redemption fee(a)...............       .01         .04      .05       --       --       --
Less distributions:
Distributions from net realized
 gains on investments...........        --       (7.90)   (2.70)      --       --    (2.33)
                                   -------     -------  -------  -------  -------  -------
Net asset value at end of year..   $ 16.90     $ 17.50  $ 26.26  $ 13.86  $ 16.77  $ 13.54
                                   =======     =======  =======  =======  =======  =======
Total return (%)................      (3.4)(c)     2.2    108.9    (17.3)    23.9     (8.0)
Ratio/supplemental data:
Net assets at end of year (in
 thousands).....................   $43,309     $46,676  $99,546  $21,978  $47,817  $20,491
Ratio of expenses to average net
 assets (%).....................      1.81(b)     1.70     1.60     1.93     1.98     1.96
Ratio of net investment loss to
 average net assets (%).........     (1.13)(b)   (1.54)   (1.47)   (1.64)   (1.59)   (1.79)
Fund turnover rate (%)..........        86          58       87       81       82       79
Average commission rate paid....   $ .0169     $ .0195  $ .0200  $ .0256  $ .0307  $ .0271

--------

(a) The net investment loss and redemption fee per share data was determined using average shares outstanding during the year.




(b) Annualized.


(c) Not annualized.

OBERWEIS EMERGING GROWTH FUND


Specific Strategy


The Emerging Growth Fund normally invests at least 90% of its assets in the securities of relatively small companies with a market capitalization of less than $1 billion at the time of investment which meet the Oberweis Octagon investment criteria described beginning on page 2 of this prospectus.


Unique Risks


The Emerging Growth Fund is subject to small-company risk, in addition to the risks described in "Principal Risks of Investing in the Funds" on page 3.


Past Performance

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"). Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart below shows how the Fund's performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Emerging Growth Fund


Calendar Year Total Returns*

                                    [CHART]

 1995    1996    1997    1998   1999     2000    2001    2002    2003    2004
 ----    ----    ----    ----   ----     ----    ----    ----    ----    ----
42.56%  22.45%  -8.55%  -3.10%  53.18%  -10.69%  0.47%  -24.24%  67.70%  6.29%



Best Quarter: Second Quarter 2003 37.44%     Worst Quarter: Third Quarter 2001 -26.64%


  Average Annual Total Returns
  for the Periods Ended
  December 31, 2004*                                 1 Year  5 Years 10 Years
  Emerging Growth Fund
    Return Before Taxes.............................  +6.29% +3.92%  +11.11%
    Return After Taxes on Distributions.............  +5.83% +2.09%   +9.32%
    Return After Taxes on Distributions and Sale of
     Fund Shares....................................  +4.62% +2.62%   +9.05%
  Russell 2000 Growth Index** (reflects no deduction
   for fees, expenses or taxes)..................... +14.31% -3.57%   +7.12%
  Russell 2000 Index** (reflects no deduction for
   fees, expenses or taxes)......................... +18.33% +6.61%  +11.53%
  S&P 500 Index** (reflects no deduction for fees,
   expenses or taxes)............................... +10.70% -2.32%  +12.05%

--------
* The Emerging Growth Fund deducts a redemption fee of 1.00% of the total redemption amount on shares redeemed within 90 days of purchase. The redemption fee is retained by the Fund and does not apply to exchanges. The Bar Chart and the average annual total returns do not reflect the deduction of the redemption fee.
** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index is an index of approximately 2000 companies with small market capitalizations. The Russell indices are unmanaged and are not available for investment. The S&P 500 Index is an unmanaged index of 500 common stocks, heavily weighted towards stocks with large market capitalization.

Emerging Growth Fund


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

       Shareholder Fees(1)
       (Fees paid directly from your investments)
       ------------------------------------------
       Sales Charge Imposed on Purchases...........................  None
       Sales Charge Imposed on Reinvested Dividends or Capital Gain
         Distributions.............................................  None
       Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)(2).......... 1.00%
       Exchange Fees...............................................  None

       Annual Fund Operating Expenses
       (Expenses that are deducted from Fund assets)
       ---------------------------------------------
       As a percentage of average net assets (net of expense
         reimbursement, if applicable)
       Advisory and Management Fees................................  .81%
       12b-1 Fees..................................................  .25%
       Other Expenses..............................................  .38%
                                                                    -----
       Total Annual Fund Operating Expenses(3)..................... 1.44%

--------
   (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

   (2) Applies to shares redeemed within 90 days of purchase. Does not apply to exchanges.

   (3) OAM has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. The contractual arrangement continues in force from year to year provided such arrangement is approved at least annually by the Board of Trustees. The contractual arrangement may be amended at any time by the mutual written consent of OAM and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      One Year: $147 Three Years: $456 Five Years: $787 Ten Years: $1,724


There is a 1.00% redemption fee on the Fund, which is deducted from the redemption proceeds, for shares redeemed within 90 days of purchase. This redemption fee is retained by the Fund and does not apply to exchanges. In addition, there is a $15 fee for each wire redemption (but not for electronic funds transferred via ACH or payment by check), which is deducted from a shareholder's redemption amount.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years and for the six months ended June 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004, 2003 and 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference in to the Statement of Additional Information. Through the fiscal years ended December 31, 2001, another registered independent public accounting firm audited and reported on the Fund's financial statements. The information for the six months ended June 30, 2005 has not been audited.


Emerging Growth Fund



                                 Six Months
                                    Ended
                                  June 30,                Years Ended December 31,
                                    2005       ---------------------------------------------
                                 (Unaudited)     2004      2003      2002     2001     2000
                                 -----------   --------  --------  -------  -------  -------
Net asset value at beginning of
 year...........................  $  27.93     $  27.05  $  16.13  $ 21.29  $ 21.19  $ 36.15
Income (loss) from investment
 operations:
Net investment loss(a)..........      (.17)        (.36)     (.27)    (.26)    (.31)    (.48)
Net realized and unrealized gain
 (loss) on investments..........     (1.27)        1.99     11.19    (4.90)     .41    (1.37)
                                  --------     --------  --------  -------  -------  -------
Total from investment
 operations.....................     (1.44)        1.63     10.92    (5.16)     .10    (1.85)
Redemption fee (a)..............        --          .01        --       --       --       --
Less distributions:
Distributions from net realized
 gains on investments...........        --         (.76)       --       --       --   (13.11)
                                  --------     --------  --------  -------  -------  -------
Net asset value at end of year..  $  26.49     $  27.93  $  27.05  $ 16.13  $ 21.29  $ 21.19
                                  ========     ========  ========  =======  =======  =======
Total return (%)................      (5.2)(c)      6.3      67.7    (24.2)     0.5    (10.7)
Ratio/supplemental data:
Net assets at end of year (in
 thousands).....................  $160,087     $175,614  $242,695  $61,292  $79,014  $83,643
Ratio of expenses to average net
 assets (%).....................      1.46(b)      1.44      1.37     1.57     1.65     1.42
Ratio of net investment loss to
 average net assets (%).........     (1.32)(b)    (1.38)    (1.18)   (1.48)   (1.51)   (1.27)
Fund turnover rate (%)..........        79           55        56       66       66       73
Average commission rate paid....  $  .0166     $  .0199  $  .0206  $ .0265  $ .0336  $ .0342

--------

(a) The net investment loss and redemption fee per share data was determined using average shares outstanding during the year.




(b) Annualized.


(c) Not annualized.

OBERWEIS MID-CAP FUND


Specific Strategy


The Mid-Cap Fund invests, under normal circumstances, at least 80% of its net assets in the securities of companies with a market capitalization between $500 million and $8 billion at the time of investment which meet the Oberweis Octagon investment criteria described beginning on page 2 of this prospectus. The Fund will notify shareholders of the Mid-Cap Fund at least 60 days before making any change in the Fund's 80% investment policy stated above.


Unique Risks


Small-company risk is still a factor for the Mid-Cap Fund, because although its investments are generally in larger companies than the Micro-Cap or Emerging Growth Funds, its investments are nevertheless in small to medium capitalization companies. In addition, please see "Principal Risks of Investing in the Funds" on page 3.


Past Performance

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"). Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart below shows how the Fund's performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Mid-Cap Fund


Calendar Year Total Returns*

                                    [CHART]

1997    1998     1999      2000     2001      2002       2003      2004
----    ----     ----      ----     ----      ----       ----      ----
5.40%  22.36%   112.72%   -13.05%  -36.74%   -32.69%    55.97%     5.10%
















Best Quarter: Fourth Quarter 1999 57.85% Worst Quarter: First Quarter 2001 -39.28%

Average Annual Total Returns                                                  Life of
for the Periods Ended                                                          Fund
December 31, 2004*                                           1 Year  5 Years (9/15/96)
Mid-Cap Fund
 Return Before Taxes........................................  +5.10%  -9.50%  +6.71%
 Return After Taxes on Distributions........................  +5.10% -10.45%  +5.58%
 Return After Taxes on Distributions and Sale of Fund
  Shares....................................................  +3.32%  -7.99%  +5.59%
Russell 2500 Growth** (reflects no deduction for fees,
 expenses or taxes)......................................... +14.59%  -2.31%  +6.56%
Russell 2000 Growth Index** (reflects no deduction for fees, expenses or taxes)......................................... +14.31%  -3.57%  +4.18%
S&P 500 Index** (reflects no deductions for fees, expenses
 or taxes).................................................. +10.70%  -2.32%  +8.84%

--------
* The Mid-Cap Fund deducts a redemption fee of 1.00% of the total redemption amount on shares redeemed within 90 days of purchase. The redemption fee is retained by the Fund and does not apply to exchanges. The Bar Chart and average annual total returns do not reflect the deduction of the redemption fee.
** The Russell 2500 Growth Index measures the performance of Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. For the periods ended December 31, 2003, the Mid-Cap Fund compared its performance to that of the Russell Mid-Cap Growth Index and the Russell 2000 Index as well as the S&P 500 Index. The Russell Mid-Cap Growth Index measures those mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an Index of approximately 2000 companies with small market capitalizations. The Mid-Cap Fund selected the new indices (Russell 2500 Growth Index and Russell 2000 Growth Index) because its investment style is more closely related to those indices. The Russell indices are unmanaged and are not available for investment. The S&P 500 Index is an unmanaged index of 500 common stocks, heavily weighted towards stocks with large market capitalization.

Mid-Cap Fund


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

       Shareholder Fees(1)
       (Fees paid directly from your investments)
       ------------------------------------------
       Sales Charge Imposed on Purchases...........................  None
       Sales Charge Imposed on Reinvested Dividends or Capital Gain
         Distributions.............................................  None
       Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)(2).......... 1.00%
       Exchange Fees...............................................  None

       Annual Fund Operating Expenses
       (Expenses that are deducted from Fund assets)
       ---------------------------------------------
       As a percentage of average net assets (net of expense
         reimbursement, if applicable)
       Advisory and Management Fees................................  .80%
       12b-1 Fees..................................................  .25%
       Other Expenses..............................................  .91%
                                                                    -----
       Total Annual Fund Operating Expenses(3)..................... 1.96%

--------
   (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

   (2) Applies to shares redeemed within 90 days of purchase. Does not apply to exchanges.

   (3) OAM has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. The contractual arrangement continues in force from year to year provided such arrangement is approved at least annually by the Board of Trustees. The contractual arrangement may be amended at any time by the mutual written consent of OAM and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     One Year: $199 Three Years: $615 Five Years: $1,057 Ten Years: $2,285

There is a 1.00% redemption fee on the Fund, which is deducted from the redemption proceeds, for shares redeemed within 90 days of purchase. This redemption fee is retained by the Fund and does not apply to exchanges. In addition, there is a $15 fee for each wire redemption (but not for electronic funds transferred via ACH or payment by check), which is deducted from a shareholder's redemption amount.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years and for the six months ended June 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004, 2003 and 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference in to the Statement of Additional Information. Through the fiscal years ended December 31, 2001, another registered independent public accounting firm audited and reported on the Fund's financial statements. The information for the six months ended June 30, 2005 has not been audited.


Mid-Cap Fund



                                 Six Months
                                    Ended
                                  June 30,                  Years Ended December 31,
                                    2005        -----------------------------------------------
                                 (Unaudited)      2004      2003      2002      2001      2000
                                 -----------    -------  -------    ------    ------    -------
Net asset value at beginning of
 year...........................   $11.95       $ 11.37  $  7.29    $10.83    $17.12    $ 24.29
Income (loss) from investment
 operations:
Net investment loss(a)..........     (.10)         (.17)    (.18)     (.17)     (.21)      (.46)
Net realized and unrealized gain
 (loss) on investments..........     (.74)          .74     4.25     (3.37)    (6.08)     (2.27)
                                   ------       -------  -------    ------    ------    -------
Total from investment
 operations.....................     (.84)          .57     4.07     (3.54)    (6.29)     (2.73)
Redemption fees(a)..............       --           .01      .01        --        --         --
Less distributions:
Distributions from net realized
 gains on investments...........       --            --       --        --        --      (4.44)
                                   ------       -------  -------    ------    ------    -------
Net asset value at end of year..   $11.11       $ 11.95  $ 11.37    $ 7.29    $10.83    $ 17.12
                                   ======       =======  =======    ======    ======    =======
Total return (%)................     (7.0)(d)       5.1     56.0     (32.7)    (36.7)     (13.1)
Ratio/supplemental data:
Net assets at end of year (in
 thousands).....................   $8,657       $10,426  $10,820    $4,370    $6,449    $12,308
Ratio of expenses to average net
 assets (%).....................     2.00(b)(c)    1.96     2.00(b)   2.00(b)   2.00(b)    1.86
Ratio of net investment loss to
 average net assets (%).........    (1.85)(c)     (1.52)   (1.91)    (1.91)    (1.75)     (1.78)
Fund turnover rate (%)(c).......      110            86       29        66       115         97
Average commission rate paid....   $.0161       $ .0196  $ .0200    $.0256    $.0312    $ .0269

--------

(a) The net investment loss and redemption fee per share data was determined using average shares outstanding during the year.




(b) Net of expense reimbursement from related parties. The expense ratios would have been 2.24%, 2.31%, 2.66%, and 2.60% for 2005, 2003, 2002 and 2001,
    respectively, before expense reimbursement.


(c) Annualized.


(d) Not annualized.

OBERWEIS CHINA OPPORTUNITIES FUND


Specific Strategy


The China Opportunities Fund, under normal circumstances, invests at least 80% of its net assets in China securities. Currently, China securities include 1) equity securities of companies that are organized under the laws of The People's Republic of China, Hong Kong or Taiwan or that are primarily traded on an exchange or over-the-counter in The People's Republic of China, Hong Kong or Taiwan; or 2) equity securities of companies that have at least 50% of their assets in The People's Republic of China, Hong Kong or Taiwan or that derive at least 50% of their revenues from business activities in The People's Republic of China, Hong Kong or Taiwan (collectively, referred to as "China") but which are listed and traded elsewhere. In this Fund, many of the companies also meet the Oberweis Octagon investment criteria described beginning on page 2 of this prospectus. OAM selects companies which meet these investment criteria based on, among other things, fundamental analysis of individual China securities. OAM's fundamental analysis entails an evaluation of an individual company's future growth prospects. OAM's evaluation may be based on, among other things, financial statement analysis, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. There are no restrictions on the capitalization of companies whose securities the Fund may buy; however, the Fund generally invests in the stocks of small to mid-size companies. The Fund will notify shareholders of the China Opportunities Fund at least 60 days before making any change in the Fund's 80% investment policy stated above.


Unique Risks

Investments by the China Opportunities Fund in the securities of non-U.S. issuers involve investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, adoption of adverse foreign government trade restrictions. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees. In China, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than the in the United States.


Risks Associated with Chinese Companies--In addition to the Unique Risks noted above and the "Principal Risks of Investing in the Funds" on page 3, investing in the regional markets of China involves risks and considerations not present when investing in more-established securities markets. Investing in regionally concentrated investment funds should be considered speculative and thus not appropriate for all investors.


China remains a totalitarian society with the continuing risk of nationalization, expropriation or confiscation of property. The legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Further, the government could at any time alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever-present consideration.

In addition to political risk, investments in China are also subject to economic risk. There is a potential risk of total loss, including interest, capital appreciation and principal. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports.

Further, when the Fund buys or sells stock on a regional market in China, the transaction is made in the local currency. The price at which the Fund must purchase or sell local currency will impact the value of your shares in the Fund.

Past Performance

The bar chart and table showing the Fund's annual returns and average annual total returns are not included because the Fund does not have annual returns for a full calendar year.

China Opportunities Fund


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.


       Shareholder Fees(1)
       (Fees paid directly from your investments)
       ------------------------------------------
       Sales Charge Imposed on Purchases........................  None
       Sales Charge Imposed on Reinvested Dividends or Capital
         Gain Distributions.....................................  None
       Redemption Fee on shares redeemed within 90 calendar days
         of purchase (as a percentage of amount redeemed)(2).... 2.00%
       Exchange Fees............................................  None

       Annual Fund Operating Expenses
       (Expenses that are deducted from Fund assets)
       ---------------------------------------------
       As a percentage of average net assets (net of expense
         reimbursement, if applicable)
       Advisory and Management Fees............................. 1.25%
       12b-1 Fees...............................................  .25%
       Other Expenses(3)........................................ 1.56%
                                                                 -----
       Total Annual Fund Operating Expenses(4).................. 3.06%
       Less: Expense Reimbursement..............................  (.57)%
                                                                 -----
       Net Fund Operating Expenses(4)........................... 2.49%
                                                                 =====

--------
   (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

   (2) Applies to shares redeemed within 90 days of purchase. Does not apply to exchanges.

   (3) "Other Expenses" are estimated for the current fiscal year because the Fund did not commence operations until October 1, 2005.

   (4) OAM has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2.49% of average daily net assets. The contractual arrangement continues in force from year to year provided such arrangement is approved at least annually by the Board of Trustees. The contractual arrangement may be amended at any time by the mutual written consent of OAM and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              One Year: $252 Three Years: $892


There is a 2.00% redemption fee on the Fund, which is deducted from the redemption proceeds, for shares redeemed within 90 days of purchase. This redemption fee is retained by the Fund and does not apply to exchanges. In addition, there is a $15 fee for each wire redemption (but not for electronic funds transferred via ACH or payment by check), which is deducted from a shareholder's redemption amount.

Financial Highlights

The financial highlights table is not included since the Fund did not commence operations until October 1, 2005.

FUND HOLDINGS


A description of the policies and procedures with respect to the disclosure of each Fund's investments is available in the Statement of Additional Information and on the Funds' Web site at www.oberweisfunds.com.

MANAGEMENT OF THE FUNDS

Investment Adviser

Oberweis Asset Management, Inc. ("OAM"), 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of The Oberweis Funds and each of its Funds. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products and serves as subadviser to other mutual funds. Certain OAM officers and employees serve as officers of the Fund and James D. Oberweis, Chairman of OAM, serves as a Trustee of the Funds.

OAM furnishes continuous advice and recommendations concerning the Funds' investments. OAM also provides The Oberweis Funds with non-investment advisory management and administrative services necessary for the conduct of the Funds' business. OAM furnishes the Funds with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Funds. OAM provides these services under a management agreement, which is separate from the investment advisory agreement. OAM also provides office space and facilities for the management of the Funds and pays the salaries and fees of the Fund officers and the Trustee who is affiliated with OAM.

Fund Managers--James W. Oberweis is the portfolio manager of each of the Funds. James W. Oberweis joined The Oberweis Funds in 1996 and has been managing investments since that time. James W. Oberweis, a holder of the Chartered Financial Analyst designation, is the President of The Oberweis Funds, the President and a director and controlling shareholder of OAM, and President and a director and controlling shareholder of Oberweis Securities, Inc. ("OSI"), the Funds' principal distributor and shareholder service agent. James W. Oberweis has an MBA from the University of Chicago.

James D. Oberweis, a Trustee of the Funds, is the Chairman of the Board and a controlling shareholder of OAM and serves as Senior Research

Adviser. James D. Oberweis is also a shareholder of OSI. James D. Oberweis has an MBA from the University of Chicago and has in excess of 30 years of investment experience.

Vanessa Shiu serves as Director of China Research. Based in Hong Kong, Vanessa Shiu joined The Oberweis Funds in 2005 in conjunction with the inception of the China Opportunities Fund. Prior to joining the Funds, Vanessa Shiu worked as a research associate with Bear Stearns Asia Ltd. from December 2004 to April 2005 and was a student prior to that. Vanessa Shiu has both an MA and BS from Stanford University.

The Statement of Additional Information provides additional information about James W. Oberweis, including his compensation, other accounts he manages, and his ownership of securities in the Funds.

Management Expenses

As compensation for its investment advisory services, the Micro-Cap, Emerging Growth and Mid-Cap Funds pay OAM pursuant to the Investment Advisory Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives annual fees of .60% of the average daily net assets of the Micro-Cap Fund, .45% of the average daily net assets of the Emerging Growth Fund on the first $50 million and .40% on amounts over $50 million and .40% of the average daily net assets of the Mid-Cap Fund.

As compensation for managing the business affairs and providing certain administrative services, the Micro-Cap, Emerging Growth and Mid-Cap Funds pay OAM pursuant to the Management Agreement. Each of the Micro-Cap, Emerging Growth and Mid-Cap Fund pays OAM a monthly management fee at the annual rate of ..40% of the average daily net assets of the Fund, subject to reduction because of each Fund's annual expense limitation.

As compensation for its investment advisory services, for managing the business affairs and providing certain administrative services, the China Opportunities Fund pays OAM pursuant to the Investment Advisory and Management Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives 1.25% of the average daily net assets of the China Opportunities Fund, subject to reduction because of the Fund's annual expense limitation.

Each Fund also incurs expenses for services not provided and expenses not assumed by OAM, such as transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending prospectuses, shareholder reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table lists the actual advisory and management fees and total operating expenses for each Fund (except for the China Opportunities Fund which are estimated) for the most recent fiscal year.

Distribution of Shares

The Funds have appointed OSI to act as the principal distributor of the Funds' shares and as a shareholder service agent. The Funds pays certain expenses in connection with the distribution of shares of each Fund under a Rule 12b-1 Plan and a Distribution and Shareholder Service Agreement between the Funds and OSI (collectively called the "Plan and Agreement") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Under the Plan and Agreement, each Fund pays to OSI a monthly fee at an annual rate of .25% of the Fund's average daily net assets for distribution and will also reimburse certain out-of-pocket expenses of OSI for shareholder services provided to the Fund. Because the fee is continually paid out of the Funds' assets, over time it will increase the cost of your investment and could potentially cost you more than paying other types of sales charges.

Pursuant to the Plan and Agreement, OSI may appoint various broker/dealer firms to assist in providing distribution services for the Funds and may appoint broker/dealers and other firms (including depository institutions such as commercial banks and savings banks) to provide administrative services for their clients as shareholders of the Funds under related service agreements.

OTHER INFORMATION

Micro-Cap Fund and Emerging Growth Fund

In the future, the Micro-Cap Fund and the Emerging Growth Fund may cease sales to new investors and/or existing shareholders to control asset levels. If sales of a Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to reinvest any dividends or capital gain distributions in additional shares of the Fund, absent highly unusual circumstances.

SHAREHOLDER INFORMATION

How to Purchase Shares

In General--The minimum initial investment for each Fund is $1,000 ($500 minimum initial investment per Fund for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See "Shareholder Services.") Additional purchases for all existing accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions. The Funds reserve the right to change at any time the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

You may purchase shares of the Funds directly through OSI or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with OSI, or by contacting the Funds' Transfer Agent, UMB Fund Services, Inc. ("UMBFS"). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Funds.

Your purchase may be made by check or wire or, if it is a subsequent purchase, through the Automatic Investment Plan. All purchases must be in U.S. dollars. Third-party checks, except those not exceeding $10,000 and payable to an existing shareholder who is an individual (as opposed to, e.g., a corporation or partnership), credit cards and cash will not be accepted.


Shares of the Funds are offered on a continuous basis. The offering price per share will be the Net Asset Value ("NAV") per share next determined after the purchase order is received in proper form by UMBFS. Your order will be considered to be in "proper form" if it includes a personal check or wire funds transmission from your account together with a completed Account Application or (in the case of a subsequent purchase) a stub from your Fund account confirmation or a note (described below). (See "Pricing of Fund Shares" for details on the calculation of the current NAV.)


Purchase by Mail--To make an initial purchase by mail, you must complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

                              By First Class Mail
                              The Oberweis Funds
                          c/o UMB Fund Services, Inc.
                                 P.O. Box 711
                           Milwaukee, WI 53201-0711

                       By Overnight Delivery Service or
                                Registered Mail
                              The Oberweis Funds
                          c/o UMB Fund Services, Inc.
                        803 W. Michigan Street, Suite A
                           Milwaukee, WI 53233-2301

You may make additional investments to an existing account by sending to the address above a check along with either the stub from your Fund account confirmation or a note indicating the amount of the purchase, name of the Fund, your account number, and the name(s) in which your account is registered.

Purchase by Wire--You may also purchase shares by instructing your financial institution to wire federal funds to the Funds' custodian bank. If you are opening a new account by wire transfer, you must first call UMBFS at 1-800-245-7311 to request an account number and furnish the name(s) on the account registration, address, and social security number or taxpayer identification number. An Account Application will be mailed to you for you to complete, sign and return immediately to UMBFS. Please note, if you do not return the application, redemption requests may be delayed and taxes may be withheld from your redemption proceeds. Federal funds are to be wired according to the following instructions:

                                UMB Bank, N.A.
                                ABA # 101000695
                       For credit to The Oberweis Funds
                                AC # 9871062287
                            For further credit to:
                          Shareholder Account Number
                         Name(s) of the Shareholder(s)
                                  SSN or TIN
                       Name of the Fund to be purchased

You may make additional investments to your account by wire by just contacting your financial institution with the wire instructions. You will need to notify UMBFS at 1-800-245-7311 before or shortly after your wire has been sent.

Your financial institution may charge you a fee for sending the wire. Neither the Funds nor UMB Bank, N.A. ("UMB Bank") will be responsible for the consequences of delays, including delays in the bank or Federal Reserve wire systems.

Online Purchases--You may purchase shares in an existing account through the Funds' Web site at www.oberweisfunds.com. To establish online transaction privileges, you must enroll through the Web site. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 1-800-245-7311. For important information on this feature, see "Fund Transactions Through the Funds' Web Site."

How to Redeem Shares

In General--You may redeem shares of the Funds by mail, by telephone, through the Funds' Web site or through your own securities broker/dealer or its designated agent, or bank or other institution that is recorded for such account, if any (see "How to Purchase Shares"). Because of fluctuations in the value of each Fund, the NAV of shares redeemed may be more or less than your cost. Some broker/dealers, banks or other institutions may charge you a fee for redeeming shares of the Funds.

The Funds are designed for long-term investors. To discourage market timers and short-term and excessive trading, redemptions of shares of a Fund within 90 days of purchase will be subject to a 1.00% redemption fee (2.00% for the China Opportunities Fund) of the total redemption amount. The redemption fee is deducted from the redemption proceeds and is retained by the Fund. The redemption fee does not apply to exchanges.

There are no instances where the Funds will waive a redemption fee; however, certain intermediaries, including certain employer-sponsored retirement plans, defined contribution clearing and settlement accounts, and broker-sponsored programs, which have established omnibus accounts with the Funds may be unable to or cannot impose the redemption fee on underlying accounts.

Redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form but may be delayed up to seven days. However, if you sell shares you recently purchased with a check, please note that if UMBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 days. This procedure is intended to protect the Funds and their shareholders from loss. You may request to have your redemption check sent by overnight courier to the address of record. If this is desired, a $15 fee will be deducted from the proceeds of the transaction.

Although it is each Fund's policy to make payment of redemption proceeds in cash, if the Fund's trustees determine it to be appropriate, and subject to certain limitations, a Fund may redeem shares by a distribution in kind to you of securities held by the Fund.

Account Minimums--Each Fund reserves the right to redeem the shares in your account if its total value falls below $1,000 (below $500 for tax- advantaged retirement plans) as a result of a redemption. Each Fund will allow you 60 days to make additional investments before the redemption is processed.

Redemption by Mail--You may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed and the name of the Fund. Your request must be sent to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711. For overnight delivery service or registered mail send to The Oberweis Funds c/o UMB Fund Services, Inc., 803 W. Michigan Street, Suite A, Milwaukee, WI 53233-2301. Some redemption requests may require signature guarantees (see "Signature Guarantees and Other Documentation"). Your redemption request must be accompanied by share certificates, if any have been issued. In the case of joint ownership, all owners must sign the redemption request and all owners must sign any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals. The Funds recommend that all mailed share certificates be sent by registered or certified mail, return receipt requested.

Redemption by Telephone--You automatically are granted telephone transaction privileges unless you decline them on your Account Application. With telephone transaction privileges, you may redeem your Fund shares by telephoning UMBFS at 1-800-245-7311. Pursuant to the telephone transaction program, you must authorize UMBFS to rely upon telephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to your pre- designated instructions. UMBFS uses procedures reasonably designed to confirm that instructions communicated by telephone are genuine. UMBFS requires certain identifying information prior to acting upon instructions, records all telephone instructions and then sends confirmation of the transaction. As long as these procedures are reasonably followed, neither the Funds nor UMBFS would be liable for any losses from instructions communicated by telephone even if they are unauthorized or fraudulent.

Redemption proceeds will be mailed to the shareholder of record in the form of a check. The proceeds may also be transferred to the shareholder's designated bank using electronic funds transferred via the Automated Clearing House ("ACH"), or, at the shareholder's request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request but may be delayed up to seven days following the telephone redemption request. There is no charge for transfers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $15 fee for each wire redemption. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be issued only up to $50,000 to the registered owner(s) (who must be individuals) at the address of record which must have been on file for 30 days.

Online Redemptions--You may redeem shares through the Funds' Web site at www.oberweisfunds.com. To establish online transaction privileges, you must enroll through the Web site. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 1-800-245-7311. For important information on this feature, see "Fund Transactions Through the Funds' Web Site."

Signature Guarantees and Other Documentation--If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 30 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, securities broker/dealer, municipal securities broker/dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings association. A signature guarantee cannot be provided by a notary public. Please note that you must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program. Approved programs currently include STAMP, SEMP and MSP. If you live outside the United States, a foreign bank properly authorized in your country of residence or a U.S. consulate may be able to authenticate your signature.

When a signature guarantee is required, the signature of each shareholder of record must be guaranteed. A redemption request from corporate, trust, and partnership accounts, and executors, administrators and guardians must be signed by an appropriately authorized person and include additional documents to verify the authority of the person seeking redemption, such as a certified by-law provision or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 1-800-245-7311 before making the redemption request to determine what documents are needed. In addition, any other person requiring information on redemption procedures may call the Funds at 1-800-245-7311.

Short-Term and Excessive Trading

The Funds are intended for long-term investment purposes only and are not intended to provide investors with a means of speculation on short-term market movements or market timing. The Funds will take reasonable steps to seek to prevent short-term and excessive trading. Short-term and excessive trading into and out of a Fund may present risks to other shareholders, disrupt portfolio investment strategies, increase expenses including trading and administrative costs, and negatively impact investment returns for all shareholders and result in dilution in the value of Fund shares held by shareholders, including long-term shareholders who do not generate these costs. These risks may be more pronounced for the Funds since they invest in securities that may be more difficult to value or are susceptible to pricing arbitrage (e.g., micro-cap, small-cap, thinly traded and foreign securities). In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading. As discussed in "How to Redeem Shares," the Funds impose a 1.00% redemption fee (2.00% for the China Opportunities Fund) on shares redeemed within 90 days of purchases. In addition, the Funds reserve the right to reject any purchase request (including exchanges) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund. The Funds also reserve the right to honor certain redemptions, with securities, rather than cash.

The trading history of accounts under common ownership or control within any of the Funds may be considered in enforcing this policy. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect short-term and excessive trading or market timing that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders of the Funds. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary. There is no assurance that the Funds' policies will be effective in limiting and deterring short-term and excessive trading or market timing in all circumstances.

Anti-Money Laundering Program

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. The Funds may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Funds. The Funds may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Funds reserve the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Funds or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Funds and their agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholder's shares when a shareholder's identity cannot be verified.

Transactions through the Funds' Web Site

You may check your Fund account balance(s) and historical transactions and purchase, sell or exchange shares in an existing account of the Funds through the Funds' Web site at www.oberweisfunds.com. You automatically have the ability to view account balances and transactions by enrolling on the Web site. You also automatically have the ability to complete transactions on the Web site unless you decline them on your Application or call 1-800-245-7311.

You will be required to enter into a user's agreement through the Web site in order to enroll for these privileges. In order to conduct online trans-actions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account because payment for purchases of shares online may be made only through an ACH debit of your bank account. The Funds impose a limit of $50,000 on purchase, redemption, and exchange transactions through the Web site.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their services providers have established certain security procedures, the Fund, OAM, OSI and the Funds' Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure.

There also may be delays, malfunctions or other inconveniences associated with the Internet, and times when the Web site is unavailable for transactions or other purposes. Should this happen, you should consider purchasing or redeeming using another method. Neither the Funds, OAM, OSI or UMBFS will be liable for any such delays, malfunctions, unauthorized interception or access to information. In addition, provided reasonable security procedures are used, neither the Funds, OAM, OSI or UMBFS will be responsible for any loss, liability or cost expense for following instructions communicated through the Internet, including fraudulent or unauthorized transactions.

Pricing of Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or the Fund's agent or authorized designee). NAV per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding.

Each Fund's investments are valued based on market value or, where quotations are not readily available or are deemed unreliable, on fair value as determined in good faith by the Board of Trustees. Since the Funds invest in equity securities of micro-, small- and mid-cap companies, these circumstances may arise, for instance, when trading in a security is suspended or the trading volume in a security is limited, calling into question the reliability of market quotations. The value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.


Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Funds' pricing policies. The China Opportunities Fund may use a fair valuation model, which is intended to reflect fair value when a security's value or a meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the NYSE. In such a case, the Fund's value for a security is likely to be different from the last quoted price.


Foreign currency exchange rates are determined at the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.

If your order in proper form is received (see "How to Purchase Shares" and "How to Redeem Shares") by the Transfer Agent or OSI by the close of trading on the New York Stock Exchange ("NYSE") on a given day (currently 3:00 p.m., Central
Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with OSI by the close of trading on the NYSE, Fund shares will be purchased or sold at the next computed NAV. The NAV of the shares of each Fund is computed once daily, as of the later of the close of regular trading on the NYSE or the Chicago Board Options Exchange ("CBOE"), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in a Fund other than options are priced as of the close of trading on the NYSE. The options in the Funds are priced as of the close of trading on the CBOE.

Shareholder Services

General Information--In addition to the purchase and redemption services described above, the Funds offer their shareholders the special accounts and services described below. You may obtain applications and information about any shareholder services by calling 1-800-245-7311.

When you make an initial investment in a Fund, a shareholder account is opened for you in accordance with the Fund's Account Application instructions. After each transaction for your account, you will be sent a confirmation. This includes all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in your account.

You will be the record owner of all shares in your account with full shareholder rights; the Funds no longer issue certificates for their shares. Current shareholders who have share certificates must submit these certificates for all exchange, redemption, or transfer requests. All regular transaction rules apply, share certificates will not be reissued in the event of transfers or exchanges. Certain functions performed by the Funds in connection with the operation of the accounts described above will be performed by the Funds' Transfer Agent, UMBFS.

Exchange Privilege--All or part of Fund shares owned by you may be exchanged for shares of any other Oberweis Fund offering shares at that time. Shares will be exchanged for each other based upon their relative net asset values. Exchange requests are subject to a $1,000 minimum.

To take advantage of the Exchange Privilege, you must send us a written request that includes your name, your account number, the name of the Fund you currently own, the name of the Fund you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

If you have any share certificates, you must include them with your request. A signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For certificate delivery instructions and when you need a signature guarantee, please see "Redemption by Mail" under "How to Redeem Shares."

You may also call us at 1-800-245-7311 unless you have previously notified the Funds in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please remember that during unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request to our address. Please see "Purchase by Mail" for our address.

You may exchange shares through the Funds' Web site at www.oberweisfunds.com. To establish online transaction privileges, you must enroll through the Web site. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 1-800-245-7311. For important information on this feature, see "Fund Transactions Through the Funds' Web site." In addition, you may also be able to make exchanges through certain securities broker/dealers that may charge you a fee for effecting an exchange.

An exchange of shares is considered a sale for federal income tax purposes. You may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than the adjusted cost basis.

Exchanging shares is available only in states where shares of a particular Fund being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Low Minimum Initial Investment Plan/Automatic Investment Plan--By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Funds and UMB Bank N.A., the Fund's Custodian Bank, to debit your bank account to buy additional shares of the Funds. The minimum initial investment in each Fund is $1,000. However, the Low Minimum Initial Investment Plan allows you to open an account with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year period.

You can make Automatic Investments either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. If these dates fall on a weekend or holiday, investments will be made on the next business day. Initial investments may not be made by the Automatic Investment Plan. The Plan is subject to the approval of the shareholder's bank. You can stop investing through the Automatic Investment Plan by calling or by sending written notice to the Funds' Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Automatic Investment Plan is set up as a convenience to the shareholder. If the transaction is returned from your bank as "insufficient funds", UMBFS will attempt a second draw from the shareholders' bank. If, at any time, the funds are still insufficient, the Automatic Investment Plan will then be terminated and a $20 NSF fee will be assessed for each attempt made. The proceeds will be drawn from the shareholder's account at the Fund. Your Automatic Investment Plan will be terminated in the event UMBFS makes two successive mailings that are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your Automatic Investment Plan. Any changes to your banking information upon the Automatic Investment Plan's reinstatement will require a signature guarantee as discussed above under "Signature Guarantees and Other Documentation."

If you cancel the Low Minimum Initial Investment Plan before a one-year period, the Fund reserves the right to redeem your account if the balance is below the minimum investment level, currently $1,000. The Funds reserve the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details.

Systematic Withdrawal Plan--If you own Fund shares with a current NAV of at least $10,000, you may establish a Systematic Withdrawal Plan. By using this plan, you may have withdrawn from your account a fixed sum that will be paid to you or a pre-designated third party at regular intervals. If your Systematic Withdrawal Plan date falls on a weekend or holiday, the proceeds will be withdrawn from your account on the next business day.

A Systematic Withdrawal Plan cannot be established for you if you own Fund shares for which certificates are outstanding. All share certificates must be surrendered before beginning systematic withdrawals. See the Account Application for additional details.

Tax-Advantaged Retirement Plan Accounts--A Fund's shares may be purchased as investments in Individual Retirement Accounts ("IRAs") such as Traditional IRAs, Roth IRAs, Roth Conversion IRAs, Rollover IRAs and Simplified Employee Pension Plans (known as SEP-IRAs), and other tax-advantaged retirement plans, such as 401(k) Plans, and 403(b)(7) Plans. Investing in a Fund's shares must be done according to the conditions of the IRA and/or other retirement plan agreements. You should contact your Plan custodians to determine the eligibility of the Fund's shares as IRA or retirement plan investments.

You may use the Funds' Custodian Bank to establish certain types of retirement plan accounts, including IRAs and SEP-IRAs in order to purchase shares of a Fund with your retirement funds. Further details, including fees and charges imposed by the Custodian Bank, are set forth in the Custodian's information material (account agreement, application, and disclosure statement) which is available from the Funds.

Privacy Notice

This notice describes the privacy practices followed by the Funds.

Shareholder privacy is a top priority. The Funds' policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to it. The Funds do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by the shareholders.

In the course of providing products and services to you, the Funds collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on the Funds' Web site. Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information.

In the normal course of serving shareholders, information the Funds collect may be shared with companies that perform various services such as custodians, transfer agents, and broker-dealers. The Funds may share information in connection with servicing accounts or to inform shareholders of products and services that it believes may be of interest to shareholders. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purposes.

Access to customers' nonpublic personal information is restricted to employees who need to access that information. The Funds use industry standard physical, electronic, and procedural safeguards to protect shareholder information. A shareholder's right to privacy extends to all forms of contact with the Funds, including telephone, written correspondence, and electronic media, such as the Internet.

For questions concerning this policy, please write or call the Funds.

DISTRIBUTION AND TAXES

Taxation of the Funds--Because each Fund is a regulated investment company for federal income tax purposes, the Funds generally pay no federal income tax on the income and gains that they distribute to you.

Taxation of Shareholders--To avoid taxation, the Internal Revenue Code requires each Fund to distribute its net investment income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as dividends. A Fund's income from certain qualifying dividends and designated as such by the Fund, will be paid to shareholders as "qualified dividend income." Net realized long-term gains are paid to shareholders as capital gains distributions. The dividends and capital gain distributions are normally declared and paid in November.

Dividends and capital gains distributions are automatically reinvested in additional shares of the Funds, unless you elect to receive them in cash. A cash election remains in effect until you notify the Transfer Agent by calling or writing to discontinue such election.

Except for those shareholders exempt from federal income taxation, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Funds. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

Long-term capital gain distributions (relating to assets held by a Fund for more than 12 months) are taxable to shareholders as long-term capital gain regardless of how long you have held shares of the Fund. For federal income tax purposes, long-term capital gain distributions made to individual shareholders are currently taxed at rates up to 15%. Dividends representing certain net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to 35% for individuals. Dividends representing "qualified dividend income" are currently taxed at rates up to 15%. Any dividends and distributions declared in October, November or December to share-holders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

Distribution to Retirement Plans--Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your federal income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth and Education IRAs.

How Distributions Affect a Fund's NAV--Distributions are paid to shareholders as of the record date of a distribution of a Fund. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"Buying a Dividend"--If you purchase shares of a Fund shortly before or on the record date of a distribution, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." Of course, a Fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return.

Unless your account is set up as a tax-deferred account, dividends paid to you will be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of a Fund, whether or not you reinvested the dividends.

Backup Withholding--When you open an account, Internal Revenue Service ("IRS") regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide your TIN or the proper tax certifications, each Fund is required to withhold 28% of all the distributions (including dividends and capital distributions) and redemption proceeds paid to you. Each Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of taxes for such year.

Foreign Taxes--Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. If applicable the Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

You are advised to consult your own tax adviser as to the federal, state, local and/or foreign tax consequences of owning shares of each Fund with respect to your specific circumstances.

GENERAL INFORMATION

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711 or
(800) 245-7311. All other inquiries regarding the Funds should be directed to The Oberweis Funds at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

You can obtain additional information about the Funds. The Funds' SAI includes more detailed information about each Fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly effected the Funds' performance during their last fiscal year.

For a free copy of any of these documents or to request other information or ask questions about the Funds, call the Funds at 1-800-323-6166 or visit the Funds' Web site at www.oberweisfunds.com.
--------------------------------------------------------------------------------
The SAI, the Fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web Site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.
--------------------------------------------------------------------------------

Investment Adviser/Manager
Oberweis Asset Management, Inc. ("OAM")
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
1-800-323-6166

Distributor/Shareholder Service Agent
Oberweis Securities, Inc. ("OSI")
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532

1-630-577-2300


Transfer Agent
UMB Fund Services, Inc.
1-800-245-7311

Custodian
UMB Bank, N.A.

Counsel
Vedder, Price, Kaufman &
Kammholz, P.C.

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

            Investment Company Act of 1940, File Number, 811-04854

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE OBERWEIS FUNDS

                        3333 WARRENVILLE ROAD, SUITE 500
                              LISLE, ILLINOIS 60532
                                 (800) 323-6166

                                 --------------

                          Oberweis Emerging Growth Fund
                             Oberweis Micro-Cap Fund
                              Oberweis Mid-Cap Fund
                        Oberweis China Opportunities Fund
                 (each, a "Fund" and collectively, the "Funds")

                                 --------------

         This Statement of Additional Information ("SAI") pertains to the Fund listed above, each of which is a separate series of The Oberweis Funds (the "Trust"), a Massachusetts business trust.

         The SAI is not a Prospectus and should be read in conjunction with the Trust's Prospectus dated October 1, 2005, which is incorporated by reference into this SAI and may be obtained from the Fund at the above address or phone number. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The financial statements for the Funds for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI from the Annual Report dated December 31, 2004. The financial statements for the Funds for the six months ended June 30, 2005, are incorporated by reference into this SAI from the Semi-Annual Report dated June 30, 2005. The Annual Report and Semi-Annual Report are also available, without charge, at the above address or phone number.


                                 --------------

 The date of this Statement of Additional Information is October 1, 2005.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES .............................................2
MANAGEMENT OF THE TRUST .......................................................9
PRINCIPAL HOLDERS OF SECURITIES ..............................................12
OBERWEIS ASSET MANAGEMENT, INC. ..............................................12
DISTRIBUTION PLAN AND AGREEMENT ..............................................15
EXPENSES BORNE BY THE FUNDS ..................................................17
PORTFOLIO TRANSACTIONS .......................................................18
DISCLOSURE OF PORTFOLIO HOLDINGS .............................................21
CODE OF ETHICS ...............................................................21
PROXY VOTING .................................................................22
SHAREHOLDER SERVICES .........................................................22
DETERMINATION OF NET ASSET VALUE .............................................22
PURCHASE OF SHARES ...........................................................23
REDEMPTION OF SHARES .........................................................23
FEDERAL TAX MATTERS ..........................................................23
SHAREHOLDER MEETINGS AND VOTING RIGHTS .......................................25
ADDITIONAL INFORMATION .......................................................25

                        INVESTMENT OBJECTIVE AND POLICIES

         The following information supplements the discussion of each Fund's investment objective and policies discussed in the Funds' Prospectus.

Investment Objective

         The investment objective of each of the Oberweis Emerging Growth Fund (the "Emerging Growth Fund"), the Oberweis Micro-Cap Fund (the "Micro-Cap Fund") and the Oberweis Mid-Cap Fund (the "Mid-Cap Fund") is to maximize capital appreciation. The investment objective of the Oberweis China Opportunities Fund (the "China Opportunities Fund") is to maximize long-term capital appreciation. Each Fund intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its investment adviser have a potential for above-average long-term growth in market value. The investment objective of each Fund is fundamental and, like all fundamental policies of a Fund, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As used in this SAI, "a majority of the outstanding voting securities" of the Fund means the lesser of (1) the holders of more than 50% of the outstanding shares of the Fund, or (2) the holders of more than 67% of the shares of the Fund present if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy.

Investment Restrictions

         The policies set forth below are fundamental policies of each of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund and may not be changed without approval of a majority of a Fund's outstanding shares. Each of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund (formerly known as "Portfolios") individually may not:

               1 purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

               2 invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

               3 invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

               4 invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

               5 invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

               6 purchase or retain the securities of any issuer if (i) one or more officers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

               7 purchase, sell or invest in the securities of other investment companies;

               8 purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

               9 purchase, sell or invest in commodities or commodity contracts;

               10 purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets;

               11  issue senior securities;

               12 invest in companies for the purpose of exercising control or management;

               13 concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

               14 purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

               15 make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

               16 participate on a joint or joint and several basis in any trading account in any securities;

               17 lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

               18 lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets (including value of collateral received);

               19 borrow money except from banks as a temporary measure for extraordinary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrowing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

               20 engage in the business of underwriting the securities of other issuers; or

               21 invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securities, the aggregate market value of which is limited to 50% of the Portfolio's net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

The policies set forth below are fundamental policies of the China Opportunities Fund and may not be changed without approval of a majority of the Fund's outstanding shares. The China Opportunities Fund may not:

               1 purchase or sell physical commodities unless acquired as a result of ownership of securities or other instrument; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities;

               2 purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instrument; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein;

               3 issue senior securities, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit;

               4 concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in any one industry;

               5 make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests;

               6 borrow money, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit; or

               7 underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The policies set forth below may be changed by the Trust's Board of Trustees without shareholder approval, all such changes being subject to applicable law. Each of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund (formerly known as "Portfolios") individually may not:

               1 purchase, sell or invest in interests in oil, gas or other mineral leases; or

               2 purchase, sell or invest in limited partnership interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets.

         The policies set forth below may be changed by the Trust's Board of Trustees without shareholder approval, changes subject to applicable law. The China Opportunities Fund may not:

               1 invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities;

               2 sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short; or

               3 purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any securities be required.

Other Restrictions

         Other investment restrictions are set forth in the Funds' Prospectus and elsewhere in this SAI. In addition, each of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund will not invest more than 10% of its total assets in "restricted securities" (meaning securities the resale of which is legally or contractually restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

Investment Strategies and Risks


         The following information supplements the discussion of the Funds' risk factors, discussed in the Funds' Prospectus.

         Cash Position. As discussed in the Prospectus, when Oberweis Asset Management, Inc. ("OAM") believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund's cash or other similar investments may increase. Securities that the Funds may invest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody's Investor Services, Inc., ("Moody's") or the equivalent), corporate debt securities (rated A or better by Moody's or Standard & Poor's Corporation) and repurchase agreements.

         Repurchase Agreements. Each Fund may enter into so-called "repurchase agreements," whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Fund have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. Certain costs may be incurred by a Fund in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements may be considered loans by the Fund. Each of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund is subject to restrictions on entering into repurchase agreements in excess of 25% of the total assets and on investing more than 10% of its total assets in restricted securities, which include repurchase agreements with maturities of seven days or more.

         Options. Selling (or Writing) Covered Call Options--Each Fund may write
(sell) covered call options on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Fund's net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the "exercise price") within a certain time period. Where the writer (seller) of the option, in this case the Fund, already owns the underlying security, the call option is considered to be "covered." The Fund will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. In determining whether to write (sell) a covered call option on one of the Fund's securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Fund may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Fund continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's investment policy limiting the pledging or mortgaging of its assets.

         Buying Put and Call Options--Each Fund may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuations. The Funds may enter into closing transactions, exercise their options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

          The Funds may purchase put options on an underlying security owned by them. As the holder of a put option, a Fund would have the right to sell the underlying security at the exercise price at any time during the term of the option. While a Fund will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Fund deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

         Except as discussed below with respect to options on stock indices, each Fund has no current intention of purchasing put options at a time when the Fund does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Fund would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund would lose its entire investment in the put option (i.e., the entire premium paid by the Fund). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         The Funds may also repurchase call options previously written on underlying securities they already own in order to preserve unrealized gains.

         The Funds may also purchase call and put options on stock indices ("stock index options") for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting a Fund's securities or securities the Fund intends to buy and each Fund may sell stock index options in related closing transactions.

         The principal uses of stock index options would be to provide a partial hedge for a portion of the Funds' investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Funds' investments, the Funds may be able to hedge their exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

         The Funds propose to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor's Index, the Major Market Index, or the Russell 2000 Index. The Funds would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Funds' investment adviser, with some significant volume.

         A Fund will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

         There are several risks in connection with the Funds' use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Funds. Successful use of stock index options by the Funds for hedging purposes is also subject to the Funds' adviser's ability to correctly predict movements in the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.


          The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange's or a clearing corporation's facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers' orders.


         Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the Chicago Board Options Exchange ("CBOE"). Although the Funds intend to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

         Lending of Securities. The Funds may lend their investment securities in an amount up to 30% of its total assets (including value of collateral received) to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investments securities, a Fund attempts to increase its income through the receipt of interest on the loan. While the securities are being lent, the Funds will continue to receive the equivalent of any dividends or interest paid by the issuer thereof as well as interest on the collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

         A Fund may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan or its collateral (which may include the Fund investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value.

         As with any extension of credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclosure against the collateral. Each Fund will consider on an ongoing basis the creditworthiness of the borrowers to which it makes portfolio security loans.


         Foreign Securities. Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

         Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.


          China Securities. For the China Opportunities Fund, investing in securities of issuers in The People's Republic of China, Hong Kong, Taiwan or Singapore (collectively, referred to as "China") involves special risks. First, the Fund's investment focus on that region makes the Fund particularly subject to political, social, or economic conditions experienced in that region. Second, The People's Republic of China and Taiwan constitute so-called "developing" or "emerging" economies and markets. Additional risks of investment in such markets include

(i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         Developing countries lack the social, political and economic stability characteristic of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates, (ii) high levels of inflation, including hyperinflation, (iii) high levels of unemployment or underemployment, (iv) changes in government economic and tax policies, including confiscatory taxation, and (v) imposition of trade barriers.

         Currencies of emerging markets countries are subject to significantly greater risks than currencies of developed countries. Many emerging markets countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such market to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging markets countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

         In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been focused to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

         Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden change in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in may cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

         In addition to the risks of investing in China discussed in the Prospectus, investors should know that China's securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

          Warrants. Each Fund may invest no more than 5% of its total assets in warrants, and of that amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a Fund's investment in that REIT. Each Fund may invest no more than 10% of its total assets in REITs. Each Fund does not currently intend, however, to invest in REITs to the extent that more than 5% of its total assets will be invested in REITs during the current year.

         Short Sales. Each Fund may make short sales against the box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against the box" is a short sale in which a Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. Each Fund does not currently intend to engage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

         The China Opportunities Fund may make short sales if it "covers" the securities sold short with cash or other liquid securities.

         Arbitrage. The Funds have no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

         Portfolio Turnover. OAM buys and sells securities for each Fund to accomplish its investment objective. The frequency of portfolio transactions, the Fund's turnover rate, will vary from year to year depending on market conditions.

         The Emerging Growth Fund's turnover during the years ended December 31, 2004 and 2003 was 55% and 56%, respectively; the Micro-Cap Fund's turnover during the years ended December 31, 2004 and 2003 was 58% and 87%, respectively; and the Mid-Cap Fund's turnover for the years ended December 31, 2004 and 2003 was 86% and 29%, respectively. A higher portfolio turnover rate (over 100%) may cause a Fund to pay higher transaction expenses, including more commissions and markups, and also may result in quicker recognition of capital gains, resulting in more capital gains distributions that may be taxable to Shareholders.

                             MANAGEMENT OF THE TRUST

         The Trustees and Officers of the Trust, their ages and their principal occupations during the past five (5) years, their affiliations, if any, with OAM or Oberweis Securities, Inc. ("OSI") and other significant affiliations are set forth below. The address of each Trustee and Officer is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Trustees of the Trust





                                                                                                    Number of         Other
                                Position(s)   Term of Office                                          Funds        Directorships
                                    Held      and Length of     Principal Occupation(s)            Overseen by        Held by
      Name and Age               with Trust   Time Served       During Past Five Years               Trustee          Trustee
------------------------------  -----------  --------------    ----------------------              ------------    -------------
Non-Interested Trustees
Katherine Smith Dedrick (48)     Trustee     Trustee since      Attorney--Levenfeld Pearlstein,         4            None
                                             November, 2004(1)  LLC, January, 2005 to present;
                                                                Attorney--Hinshaw & Culbertson,
                                                                1985 to January, 2005

Gary D. McDaniel (58)            Trustee     Trustee since      Vice President/General Manager of       4            None
                                             April, 2004(1)     the Flexible Packaging
                                                                Group--Smurfit Stone Container.

James G. Schmidt (58)            Trustee     Trustee since      Senior Vice President and Chief         4            None
                                             December, 2003(1)  Financial Officer--Federal Heath
                                                                Sign Co., May, 2003 to present;
                                                                Vice President-Finance, Federal
                                                                Sign Division of Federal Signal
                                                                Corp., October, 1991 to April,
                                                                2003.

Interested Trustee
James D. Oberweis (59)           Trustee(2)  Trustee since      Chairman of the Board, Director         4            None
                                             July, 1986(1)      and Senior Research
                                                                Adviser--Oberweis Asset

                                                                                                    Number of         Other
                                Position(s)   Term of Office                                          Funds        Directorships
                                    Held      and Length of     Principal Occupation(s)            Overseen by        Held by
      Name and Age               with Trust   Time Served       During Past Five Years               Trustee          Trustee
------------------------------  -----------  --------------    ----------------------              ------------    -------------
                                                                Management,
                                                                Inc.; Chairman of the Board--Oberweis
                                                                Dairy, Inc.; President--The Oberweis
                                                                Funds, July, 1986 to February, 2004




---------------------------------------
(1) Unless otherwise noted, each trustee shall serve as a trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election and qualification of his successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.

(2) James D. Oberweis is an interested trustee of the Trust by reasons of his positions as the Chairman and Senior Research Adviser of OAM, the Funds' investment adviser. James D. Oberweis is the father of James W. Oberweis, President and Portfolio Manager of the Trust and President of OAM and OSI.

Officers of the Trust


                                                                                                     Number of        Other
                            Position(s)   Term of Office                                               Funds       Directorships
                               Held       and Length of     Principal Occupation(s)                 Overseen by      Held by
    Name and Age            with Trust    Time Served       During Past Five Years                    Trustee        Trustee
---------------------      ------------   --------------    -----------------------                -------------   ------------
James W. Oberweis (31)     President      Officer Since     President and Director--Oberweis        Not Applicable  Not Applicable
                                          August, 1996(1)   Asset Management, Inc., April, 2002
                                                            to present and Portfolio Manager
                                                            from December, 1995 to present
                                                            (held other officer positions from
                                                            1995-March 2002); President and
                                                            Director--Oberweis Securities, Inc.,
                                                            September, 1996 to present.

Patrick B. Joyce (46)      Executive Vice Officer since     Executive Vice President,               Not Applicable  Not Applicable
                           President,     October, 1994(1)  Secretary, Chief Compliance Officer
                           Treasurer                        and Director--Oberweis Asset
                           and Chief                        Management, Inc.; Executive Vice
                           Compliance                       President and Director--Oberweis
                           Officer                          Securities, Inc.


Martin L. Yokosawa (45)    Senior Vice    Officer since     Senior Vice President--Oberweis         Not Applicable  Not Applicable
                           President      October, 1994(1)  Asset Management, Inc.; Senior Vice
                                                            President--Oberweis Securities, Inc.

David I. Covas (30)        Vice President Officer since     Vice President--Oberweis Asset          Not Applicable  Not Applicable
                                          August, 2004(1)   Management, Inc., September, 2003
                                                            to present; Research Analyst, June,
                                                            1997 to August, 2003, Vice-President
                                                            --Oberweis Securities, Inc.,
                                                            January 1, 2004 to present; Registered
                                                            Representative, July, 1997
                                                            to present.

Eric V. Hannemann          Secretary      August, 2005      Assistant Vice President of             Not Applicable  Not Applicable
                                                            Accounting--Oberweis Asset Management,
                                                            Inc., June, 2004 to present; Assistant
                                                            Vice President of Accounting--Oberweis
                                                            Securities, Inc., June, 2004 to present;
                                                            Portfolio Accountant--VESTOR Capital
                                                            Corporation, April, 2003 to May, 2004;
                                                            Staff Accountant--Green, Plagge &
                                                            Associates, Inc., November, 1999 to
                                                            March, 2003

---------------------------------------
(1) Officers are elected annually by the board of trustees.

Officer's Role with OSI, the Trust's Principal Distributor


James W. Oberweis            President and Director
Patrick B. Joyce             Executive Vice President, Director and Chief Financial Officer
Martin L. Yokosawa           Senior Vice President
David I. Covas               Vice President
Eric V. Hannemann            Assistant Vice President of Accounting


Board of Trustees


         The business and affairs of the Trust and each of the Funds are supervised by the Trust's Board of Trustees. The Board is currently comprised of four trustees, three of whom are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." The Board has two standing committees, an Audit Committee and a Nominating Committee. The members of the Audit Committee and Nominating Committee are the independent trustees--Ms. Dedrick and Messrs. McDaniel and Schmidt.

The Audit Committee of the Trust recommends the selection of a registered independent public accounting firm for the Trust, reviews with such registered independent public accountants the planning, scope and results of their audit of the Funds' financial statements and the fees for services performed, reviews financial statements of the Funds and receives audit reports. The Audit Committee held one meeting in 2004.

         The Nominating Committee is responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held two meetings in 2004. The Nominating Committee has established procedures for shareholders to submit recommendations for names to the Board. Recommendations for Board candidates should be submitted directly to the Nominating Committee of the Trust, care of the Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Trustee Compensation


         The Trust pays each Trustee of the Trust who is not also affiliated with OAM and/or OSI for such services an annual fee of $4,000, plus $1,500 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

         The Trust reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Trust who are affiliated with OAM and/or OSI and officers of the Trust will receive no compensation or reimbursement from the Trust for acting in those capacities. However, Trustees and officers of the Trust who are affiliated with OAM and/or OSI may directly or indirectly benefit from fees or other remuneration received from the Trust by OAM and/or OSI. Regular meetings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.

         The following table sets forth the compensation received from the Trust for the fiscal year ended December 31, 2004 by the non-interested trustees.

                                                         Pension or            Estimated
                                    Aggregate        Retirement Benefits    Annual Benefits
                                   Compensation      Accrued as Part of           Upon                Total
            Trustee               From the Trust        Fund Expenses          Retirement         Compensation
--------------------------------  --------------     -------------------    ----------------      ------------
Katherine Smith Dedrick(1)           $ 4,500                  0                     0                $ 4,500
Gary D. McDaniel(1)                  $ 8,500                  0                     0                $ 8,500
James G. Schmidt                     $10,000                  0                     0                $10,000

-------

(1) Ms. Dedrick became a Trustee in November, 2004, and Mr. McDaniel became a Trustee in April, 2004.

Name of Trustee and Dollar Range of Fund Shares Owned--December 31, 2004

                                  Interested Trustee                    Non-Interested Trustees
                                  ------------------  -------------------------------------------------------------
       Name of Fund            James D. Oberweis*  Katherine S. Dedrick      Gary D. McDaniel     James G. Schmidt
  --------------------------   ------------------  --------------------      -------------------  -----------------

  Emerging Growth Fund           Over $100,000          $1-$10,000           $10,000 -$50,000      $10,000 -$50,000
  Micro-Cap Fund                 Over $100,000          $1-$10,000           None                  None
  Mid-Cap Fund                   Over $100,000          None                 None                  None
  China Opportunities Fund**     None                   None                 None                  None
  Aggregate Dollar Range of      Over $100,000          $1-$10,000           $10,000 -$50,000      $10,000 -$50,000
     Fund Shares Owned

-------
* Includes shares held by OAM, of which Mr. Oberweis is a director, Chairman and a controlling shareholder.

**   The China Opportunities Fund did not commence operations until October 1,
     2005.

         As of August 31, 2005, the officers and Trustees of the Trust as a group owned of record or beneficially 0.37%, 0.84% and 0.29% of the then outstanding shares of the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund, respectively. As of the date hereof, OAM owns 100% of the China Opportunities Fund.

                         Principal Holders of Securities

         The Trust is aware of the following person(s) owning of record or beneficially more than 5% of the outstanding shares of the respective Funds as of August 31, 2005.

                                                                                         Type of
                 Name & Address of Owner                            % Owned             Ownership
-----------------------------------------------------------    -----------------    ----------------

Emerging Growth Fund
   Charles Schwab & Co., Inc.
   Special Custody Account for Exclusive Benefit of
   Customers                                                         19%                 Record
   101 Montgomery Street
   San Francisco, CA 94104

   PIMS Prudential Retirement as Nominee for the
   Trustee Custodian Plan 300, OC Tanner Retirement
   1930 South Street                                                  9%                 Record
   Salt Lake City, UT 84115

Micro-Cap Fund
   Charles Schwab & Co., Inc.
   Special Custody Account for Exclusive Benefit of
   Customers                                                          9%                 Record
   101 Montgomery Street
   San Francisco, CA 94104

Mid-Cap Fund
   MCB Trust Services Custodian
   R. Anderson and R. Renault
   Trustees FBO Oberweis Dairy Inc. 401K PSP                          6%                 Record
   700 17th Street, Suite 100
   Denver, CO 80202

                         Oberweis Asset Management, Inc.

         The Trust's investment adviser, since October 1, 1994, is Oberweis Asset Management, Inc. ("OAM"), an investment adviser based in Lisle, Illinois. James D. Oberweis is a controlling shareholder of OAM and serves as the Chairman of the Board, director and Senior Research Adviser of OAM. While James D. Oberweis is principally retired from business, he continues to serve from time to time as an adviser to and spokesperson for family businesses, including OAM. James W. Oberweis is also a controlling shareholder of OAM and serves as a director and the President of OAM. The principal nature of James W. Oberweis' business is investment advisory and securities brokerage services. Patrick B. Joyce is a shareholder of OAM and serves as a director, Executive Vice President, Chief Financial Officer and Chief Compliance Officer of OAM. The principal business of Patrick B. Joyce is investment advisory and securities brokerage services. For additional details concerning OAM, see the Funds' Prospectus under the heading "Management of the Funds." Pursuant to a written contract between the Trust and OAM (the "Investment Advisory Agreement"), OAM is responsible for managing the investment and reinvestment of each Fund's assets, determining in its discretion the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested, providing the Trust with records concerning OAM's activities which the Trust is required to maintain under applicable law, and rendering regular reports to the Trust's Trustees and officers concerning Fund responsibilities. OAM's investment advisory services to the Trust are all subject to the supervision of the Trustees, and must be in compliance with the investment objectives, policies and restrictions set forth in the Funds' Prospectus and this SAI and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including OSI, that may execute purchases and sales of the securities for the Funds. (See "Portfolio Transactions.")

         James W. Oberweis, portfolio manager of the Funds, is primarily responsible for the day-to-day management of each Fund, other registered investment companies and other advisory accounts. As of December 31, 2004, information on these other accounts is as follows:

                                                                                                 Total Assets
                                                                            Number Charged          Charged
    Type of Account                Number of Accounts    Total Assets      Performance Fees    Performance Fees
--------------------------------   ------------------    ------------      ----------------    -----------------
Registered investment companies          7               $479,865,391            None                None
Other pooled investment vehicles         0               $          0            None                None
Other advisory accounts                140               $446,365,927               2          $40,177,601

         As indicated in the above table, James W. Oberweis is primarily responsible for the day to day management of other accounts, including other accounts with investment strategies similar to the Funds. Those accounts include other mutual funds for which OAM serves as investment subadviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by OAM for managing client accounts may vary among those accounts, particularly because for at least two accounts, OAM is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in the Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Funds. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Funds.

         However, OAM believes that these risks are mitigated by the fact that accounts with the investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, OAM has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

         Mr. Oberweis' compensation consists of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on product composite results compared to their appropriate benchmarks based on rolling 1-year and 3-year returns relative to the appropriate benchmarks (Russell 2000 Growth Index for the Emerging Growth and Micro-Cap Funds and the Russell 2500 Growth Index for the Mid-Cap Fund), with a heavier weighting on 3-year returns. Most of the incentive reward is quantitatively defined in advance. To ensure long-term commitment, a significant portion of Mr. Oberweis' compensation is linked to equity ownership in OAM.

         As of December 31, 2004, the dollar range of equity securities in each Fund beneficially owned by James W. Oberweis was: Emerging Growth
Fund--$100,000-$500,000; Micro-Cap Fund--$100,000-$500,000; Mid-Cap
Fund--$100,000-$500,000; and China Opportunities Fund--None.

         The investment adviser is obligated to pay the salaries and fees of any officers of the Trust as well as the Trustees of the Trust who are interested persons (as defined in the 1940 Act) of the Trust, who are employed full time by the investment adviser to perform services for the Emerging Growth, Micro-Cap and Mid-Cap Funds under the Investment Advisory Agreement and for the China Opportunities Fund under the Investment Advisory and Management Agreement.

         As compensation for its investment advisory services, OAM receives from the Emerging Growth Fund at the end of each month a fee at an annual rate equal to .45% of the first $50 million of the average daily net assets of the Fund and ..40% of the average daily net assets of the Fund in excess of $50 million, from the Micro-Cap Fund at the end of each month a fee at the annual rate of .60% of the average daily net assets of the Fund, and from the Mid-Cap Fund at the end of each month a fee at the annual rate of .40% of the average daily net assets of the Fund. As compensation for its investment advisory and management services, OAM receives from the China Opportunities Fund at the end of each month a fee at an annual rate of 1.25% of the average daily net assets of the Fund.

         For the years ended December 31, 2004, 2003, and 2002, the advisory fees incurred by the Emerging Growth Fund and payable to OAM were $762,231, $573,359, and $274,841, respectively. For the years ended December 31, 2004, 2003 and 2002, the advisory fees incurred by the Micro-Cap Fund and payable to OAM were $361,159, $442,926, and $146,522, respectively. For the years ended December 31, 2004, 2003 and 2002, the advisory fees incurred by the Mid-Cap Fund and payable to OAM were $43,731, $27,805, and $20,748 respectively. 13

         The China Opportunities Fund did not commence operations until October 1, 2005. (See also "Expenses Borne by the Funds.")

The Investment Advisory agreement with respect to the Emerging Growth, Micro-Cap and Mid-Cap Funds was last approved, and the Investment Advisory and Management Agreement for the China Opportunities Fund was initially approved, by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on August 10, 2005. The Board of Trustees, including a majority of the independent trustees, determined that approval of the agreements was in the best interests of the Trust. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that OAM has a long association with the Emerging Growth, Micro-Cap and Mid-Cap Funds, in each case since the inception of the Funds. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that OAM managed the Funds and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by OAM to the Emerging Growth, Micro-Cap and Mid-Cap Funds and of the services to be provided by OAM to the China Opportunities Fund, the Board considered the functions performed by OAM and the personnel providing such services, OAM's financial condition, the compliance regime created by OAM, including the fact that the Funds have had no material compliance issues, and OAM's financial support of the Funds. The Board also considered the investment strategy and process for the China Opportunities Fund. Based on the information provided, the Board concluded that the nature and extent of services to be provided to the China Opportunities Fund was appropriate and that the quality would be good.

The Board also reviewed and discussed reports prepared by OAM containing information on total returns and average annual total returns over various periods of time of the Emerging Growth, Micro-Cap and Mid-Cap Funds as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board concluded that as to each Fund, the investment performance was satisfactory, and in some cases, good versus relevant market indices, and was in line with the other mutual funds included in the reports. Based on the information provided, the Board concluded that the nature and extent of services provided to each Fund were appropriate and that the quality was good.

Fees and Expenses. For each Fund, the Board compared the amounts paid to OAM for advisory services (for advisory and management services for the China Opportunities Fund) and each Fund's expense ratio (or expense cap for the China Opportunities Fund) with other registered funds pursuing broadly similar strategies as included in reports prepared by OAM. This information showed that each Fund's advisory fee (advisory and management fee for the China Opportunities Fund) was in the mid-range compared to other mutual funds pursuing broadly similar strategies, that the expense ratio of the Emerging Growth Fund and the projected expense ratio of the China Opportunities Fund were in line with those of similar mutual funds, and that the expense ratios of the Micro-Cap and Mid-Cap Funds were higher than average. In addition, the Board considered amounts paid to OAM by other registered funds, for which OAM acts as a subadviser. For each Fund (except for the China Opportunities Fund because OAM does not manage other China accounts), the Board considered amounts paid to OAM by OAM's other clients. With respect to OAM's other clients, the Board noted that the mix of services provided and the level of responsibility required under the agreements with the Funds were greater than OAM's obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board's consideration because they reflect different competitive forces than those in the mutual fund marketplace.

The Board also considered that OAM continues to reimburse expenses for the Mid-Cap Fund, has agreed to bear organizational expenses of the China Opportunities Fund, and has proposed an expense cap for the China Opportunities Fund. Based on the information considered, the Board concluded that each Fund's advisory fee (advisory and management fee for the China Opportunities Fund), coupled with any applicable expense caps, was reasonable and appropriate in amount given the quality of services provided or expected to be provided.

Profitability. With respect to the costs of services provided and profits realized by OAM, the Board considered the advisory fees received by OAM from each of the Emerging Growth, Micro-Cap and Mid-Cap Funds and the proposed advisory and management fee rate for the China Opportunities Fund. The Board also considered the fact that OAM continues to reimburse expenses for the Mid-Cap Fund and that OAM has agreed to bear the organizational expenses and to cap expenses for the China Opportunities Fund. Based on this information, the Board concluded for each Fund that OAM's profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board reviewed each Fund's asset size, expense ratios and the expense caps in place and/or proposed, as applicable. The Board noted that the advisory fee for the Emerging Growth Fund has a breakpoint designed to share economies of scale with shareholders. The Board also noted OAM's representation that the Micro-Cap and China Opportunities Funds have capacity constraints and that the current size of the Mid-Cap Fund does not lend itself to economies of scale. The Board concluded with respect to each of the Funds, that the total expense ratios, after giving effect to the expense caps proposed by the Adviser, were reasonable.

Other Benefits to OAM and its Affiliates. The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Funds, including fees received by an affiliate of OAM for distribution services and brokerage transactions placed through such affiliate of OAM. The Board also considered benefits to OAM related to soft dollars. The Board concluded that, taking into account these benefits, the Funds' advisory fees were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

         OAM also provides the Trust with non-investment advisory, management and administrative services pursuant to a Management Agreement with respect to the Emerging Growth, Micro-Cap and Mid-Cap Funds. These services are provided to the China Opportunities Fund pursuant to its Investment Advisory and Management Agreement. OAM is responsible under such agreements for providing the Trust with those management and administrative services which are reasonably necessary for conducting the business affairs of the Trust, with the exception of investment advisory services (with respect to the Emerging Growth, Micro-Cap and Mid-Cap Funds), and distribution of each Fund's shares and shareholder services, which are subject to the Trust's Rule 12b-1 Plan. (See "Distribution Plan and Agreement.") In addition, OAM provides the Trust with office space and basic facilities for management of the Trust's affairs, and bookkeeping, accounting, record keeping and data processing facilities and services.

         OAM is responsible for preparing and updating the Trust's SEC registration statement and state filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Trust for their services to the Trust as well as the Trustees of the Trust who are interested persons of the Trust. OAM also provides information and certain administrative services to shareholders of each Fund. These services include, among other things, transmitting redemption requests to the Trust's Transfer Agent and transmitting the proceeds of redemption of shares of the Trust pursuant to a shareholder's instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders' account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Trust and their transactions with the Trust.

         For its services under the Management Agreement, OAM is paid by the Emerging Growth, Micro-Cap and Mid-Cap Funds on a monthly basis an annual management fee equal to .40% of the average daily net assets of each Fund. OAM will bear all expenses in connection with the performance of its services to each of the Emerging Growth, Micro-Cap and Mid-Cap Funds under the Management Agreement. The Emerging Growth, Micro-Cap and Mid-Cap Funds are responsible for all other expenses. However, the Management Agreement provides that OAM is obligated to reimburse the Emerging Growth, Micro-Cap and Mid-Cap Funds for 100% of the amount by which the Fund's ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed the following amounts expressed as a percentage of the Fund's average daily net assets:

         2.0% of the first $25,000,000; plus
         1.8% of the next $25,000,000; plus
         1.6% of average daily net assets in excess of $50,000,000.

         Similarly, pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the China Opportunities Fund for 100% of the amount by which the Fund's ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 2.49% of the Fund's average daily net assets.

         Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Trust's fiscal year, the aggregate amounts of reimbursement, if any, by OAM to a Fund in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to OAM. In no event will OAM be required to reimburse a Fund in an amount exceeding its management and investment advisory fees.

         For the years ended December 31, 2004, 2003, and 2002, management fees incurred by the Emerging Growth Fund and paid to OAM were $737,231, $548,359, and $249,841, respectively. For the years ended December 31, 2004, 2003 and 2002 the management fees incurred by the Micro-Cap Fund and paid to OAM were $240,773, $295,284 and $97,682, respectively. For the years ended December 31, 2004, 2003 and 2002 the management fees incurred by the Mid-Cap Fund and paid to OAM were $43,731, $27,805 and $20,748, respectively, and pursuant to the expense limitation provisions of the Management Agreement, OAM was required to rebate to the Fund $19,938, and $32,624 for the fiscal years ended December 31, 2003 and 2002, respectively.

                         DISTRIBUTION PLAN AND AGREEMENT

         Oberweis Securities, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, an affiliate of OAM and the Trust, acts as the primary distributor of each Fund's shares and as the primary shareholder servicing agent for each Fund. As discussed in the Funds' Prospectus under the heading "Distribution of Shares," the Trust has adopted a Plan of Distribution (the "Distribution Plan") and a Distribution and Shareholder Service Agreement (the "Distribution Agreement") pursuant to Rule 12b-1 under the 1940 Act (collectively the "Plan and Agreement") under which the Trust compensates OSI in connection with the distribution of each Fund's shares. The Trust pays OSI a monthly distribution fee at an annual rate of .25% of each Fund's average daily net assets and may also reimburse certain out of pocket costs incurred by OSI for shareholder services provided to the Trust.

         The Distribution Plan is a "compensation type" plan, which means that OSI may receive compensation that is more or less than the actual expenditure made. OSI is, however, required to provide the Trust with quarterly listings of all expenditures under the Plan and Agreement.

         Pursuant to the Plan and Agreement, OSI has agreed, directly or through other firms, to advertise and promote the Trust and provide information and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares of the Trust as well as transmitting purchase orders to the Trust's Transfer Agent; transmitting redemption requests to the Trust's Transfer Agent and transmitting the proceeds of redemption of shares of the Trust pursuant to a shareholder's instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

         OSI may be reimbursed monthly by each Fund for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modification and printout, stationery, tax forms and all other external forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agreement, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including reimbursement of such costs, is included in the total expenses of the Fund, subject to the expense limitation based on average daily net assets of each Fund. OSI will furnish with each monthly statement for such reimbursement a written listing of the expenditures on behalf of each Fund and their purpose. OSI compensates its account executives for servicing and administering a shareholder's account.

         The Plan and Agreement provides that OSI may appoint various broker-dealer firms to assist in providing distribution services for the Trust, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Trust under related service agreements. To provide these services, these firms will furnish, among other things, office space and equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Funds' shares to OSI in servicing accounts of such firms' clients who own shares of the Trust.

         The Plan provides that the Trust's asset-based sales charges (as defined in the NASD's Conduct Rules) shall not exceed those permitted by Rule 2830 of the NASD's Conduct Rules. Further, as permitted by the NASD's Rules, the Emerging Growth Fund has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Fund since the Fund's inception.

         The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan and Agreement will benefit the Funds and their shareholders. If the sizes of the Funds are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's investment. The 12b-1 expenses will also provide OSI and others an incentive to promote the Funds and to offer individual shareholders prompt and efficient services.

         As required by Rule 12b-1, the Plan and Agreement were approved by the Board of Trustees, including a majority of Trustees who are not interested persons, as defined in the 1940 Act, of the Trust, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

         Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Trust. The Plan may be terminated with respect to the Trust or a Fund at any time by (1) a vote of a majority of the Trustees who are not interested persons of the Trust, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of that Fund. The Distribution and Shareholder Service Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if assigned, as defined in the 1940 Act.

         For the year ended December 31, 2004, total 12b-1 fees paid by the Emerging Growth Fund to OSI were $460,769. For that period OSI paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted:
$51,730 in sales promotion and literature expenses and registration fees, $405,719 in service fees paid to brokers, and $13,065 in salary expenses and employment services. There was no reimbursement of out-of-pocket expenses for such period.

         For the year ended December 31, 2004, total 12b-1 fees paid by the Micro-Cap Fund to OSI were $150,483. For that period OSI paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $14,901 in sales promotion and literature expense and registration fees, $95,797 in service fees paid to brokers, and $4,055 in salary expenses and employment services. There was no reimbursement of out-of-pocket expenses for such period.

         For the year ended December 31, 2004, total 12b-1 fees paid by the Mid-Cap Fund to OSI were $27,332. For that period OSI paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $3,387 in sales promotion and literature expense and registration fees, $21,816 in service fees paid to brokers, and $816 in salary expenses and employment services. There was no reimbursement of out-of-pocket expenses for such period.

         The China Opportunities Fund did not commence operations until October 1, 2005.

Other Payments to Third Parties

         In addition to paying fees under the Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. The service fees may vary based on, for example, the nature of services provided, but generally range up to .15% of assets serviced by the intermediary.

         As of the date of this SAI, the Trust anticipates that Charles Schwab & Co., Inc. will receive additional payments as described above. The Trust may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

         OAM or OSI, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments to intermediaries for the provision of the above noted services or to intermediaries who otherwise sell shares of the Trust. Such payments are in addition to 12b-1 fees and service fees paid by the Trust. These additional cash payments may be made to intermediaries for inclusion of the Funds on sales lists, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. OAM or OSI currently make payments from their own assets in connection with the servicing, sale, distribution and/or retention of Trust shares that generally range up to .10% of assets serviced.

         As of the date of this SAI, OAM and OSI anticipate that National Financial Services, LLC will receive additional payments as described above. OAM or OSI may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

         These payment arrangements, however, will not change the price that an investor pays for Trust shares or the amount that a Trust receives to invest on behalf of an investor and will not increase Trust expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Trust shares and discuss this matter with your investment dealer/intermediary.

         Although a Fund may use an intermediary that sells shares of the Trust to their customers to effect portfolio transactions for the Trust, OAM does not consider sales of Trust shares as a factor in the selection of broker-dealers to execute those transactions.

                           EXPENSES BORNE BY THE FUNDS

         Other than those expenses payable by OAM and/or OSI, the Funds will pay all of their expenses, including the following:

               (a) Federal, state and local or other governmental agency taxes or fees levied against the Trust.

               (b) Costs, including the interest expense, of borrowing money.

               (c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Funds.

               (d) Fees and expenses of the Trustees other than those who are "interested persons" (as defined in the 1940 Act) of the Trust.

               (e) Expenses incident to holding meetings of the Trust's Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

               (f) Fees and expenses in connection with legal services rendered to the Trust, the Board of Trustees of the Trust and duly appointed committees of the Board of Trustees of the Trust, including fees and expenses of special counsel to those Trustees who are not interested persons of the Trust, and litigation.

               (g) Audit and accounting expenses of the independent auditors.

               (h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

               (i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Trust and its Shares for distribution under federal, state and other laws.

               (j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

               (k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Trust.

               (l) Premiums for trustee's and officer's liability insurance and insurance carried by the Trust pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

               (m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member.

               (n) Costs and expenses incurred for promotion or advertising of the Trust's Shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the 1940 Act and to the extent that such Plan may from time to time provide.

               (o) Expenses related to issuance or redemption of the Funds' shares.

         For the fiscal year ended December 31, 2004, total expenses incurred by the Emerging Growth Fund, the Micro-Cap Fund and the Mid-Cap Fund were $2,662,038, $1,024,589 and $214,213, respectively, and the ratio of such total expenses to the Fund's average net asset value was 1.44%, 1.70% and 1.96%, respectively. The China Opportunities Fund did not commence operations until October 1, 2005.

                             PORTFOLIO TRANSACTIONS

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, including OSI, subject to the requirements of applicable laws and regulations. OAM may place a significant portion of the Funds' agency orders with OSI, as it believes by so doing a Fund is able to achieve more control over and better execution of its orders. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Investment Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Fund, so long as it determines in good faith that the broker-dealer's commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Fund, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Fund, as to which it offers advice or exercises investment discretion.

         OAM, with the prior consent of the Trust's Trustees, may place orders with affiliated persons of OAM, OSI or the Trust subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Trust with respect thereto. The Trust has been advised by OAM that it may place orders for securities with OSI, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Trust's Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations,
(ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Trust with respect thereto.

         OAM has agreed to furnish certain information quarterly to the Trust's Trustees to enable them to evaluate the quality of execution and cost of all orders executed by OSI. The Trust requires that OAM, as investment adviser, record and furnish to the Trust quarterly the following information:

         (A)      Exchange Transactions

         A listing showing for each transaction executed by OSI for the Funds during the month, in time sequence, the date of the transaction, the price, the commission, the exchange where executed, the security and the number of shares.

         (B)      Over-the-Counter Transactions

         A listing showing for each transaction executed by OSI for the Funds during the month, in time sequence, the date of execution, the price, the best bid and ask at the time, the commission for the transaction, the security and the number of shares.

         (C)       Transactions Through Other Brokers

         A list of all transactions during each quarter through other brokers, showing the price and commission for the transaction, and a summary of commission charges by all other brokers executing transactions for the Funds.

         A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Funds. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Trust and is responsible for managing the investment and reinvestment of the Funds' assets and determining the securities to be purchased and sold, it is believed by the Trust's management to be in the interests of the Trust for OAM, in fulfilling its responsibilities to the Trust, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Trust might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM's accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

         Some brokers and dealers used by OAM provide research and other services described above. For the year ended December 31, 2004, the total brokerage commissions paid by the Funds to broker-dealers in transactions identified hereunder primarily on the basis of research and other services provided to the Funds are as follows: Emerging Growth Fund paid $239,383 in brokerage commissions on securities transactions in the amount of $233,485,196; the Micro-Cap Fund paid $153,685 in brokerage commissions on securities transactions in the amount of $78,390,722; and the Mid-Cap Fund paid $12,757 in brokerage commissions on securities transactions in the amount of $16,211,287. The China Opportunities Fund did not commence operations until October 1, 2005.

         Transactions of the Funds in the over-the-counter market and the third market may be executed for the Funds by OSI as agent with primary market makers acting as principal, except where OAM believes that better prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasionally, the Funds may make purchases of underwritten issues at prices which include underwriting discount fees. OAM and the Trust's Board of Trustees review quarterly the Funds' brokerage transactions for execution and services furnished.

         For the year ended December 31, 2004, the total brokerage commissions paid by the Emerging Growth Fund was $412,491, of which 0.3% or $1,250, was to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $336,854,158. Less than one percent, 0.2%, or $56,748 of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2004 for which no commission was incurred was $136,084,574.

         For the year ended December 31, 2003, the total brokerage commissions paid by the Emerging Growth Fund was $346,226, of which 3.6% or $12,489, was to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $257,263,455. Less than one percent 0.5%, or $1,513,964 of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2003 for which no commission was incurred was $646,186,392.

         For the year ended December 31, 2002, the total brokerage commissions paid by the Emerging Growth Fund was $162,325, of which 6% or $9,560, was to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $84,456,273. Less than one percent, or $322,041 of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2002 for which no commission was incurred was $41,852,398.

         For the year ended December 31, 2004, the total brokerage commissions paid by the Micro-Cap Fund was $316,330, of which less than 1% or $550, was paid to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $127,662,544. Less than one percent, .02%, or $25,249, of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2004 for which no commission was incurred was $105,512,787.

         For the year ended December 31, 2003, the total brokerage commissions paid by the Micro-Cap Fund was $436,824, of which 4.5% or $20,028, was to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $128,501,395. Approximately two percent (2%), or $2,320,951 of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2003 for which no commission was incurred was $242,760,749.

         For the year ended December 31, 2002, the total brokerage commissions paid by the Micro-Cap Fund was $179,609, of which 2% or $3,625, was to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $45,910,125. Less than one percent, or $299,891 of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2002 for which no commission was incurred was $53,114,896.

         For the year ended December 31, 2004, the total brokerage commissions paid by the Mid-Cap Fund was $17,432, of which less than one percent, 0.4%, or $75 were paid to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $21,013,744. Less than one percent, .01%, or $2,475, of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2004 for which no commission was incurred was $3,209.

         For the year ended December 31, 2003, the total brokerage commissions paid by the Mid-Cap Fund was $9,369, of which 12% or $1,125, was paid to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $7,336,722. Less than one percent, or $42,125, of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2003 for which no commission was incurred was $3,629,282.

         For the year ended December 31, 2002, the total brokerage commissions paid by the Mid-Cap Fund was $8,070, of which 5% or $400, was to OSI. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $6,939,864. Less than one percent, or $12,350 of the securities transactions on which the Fund paid brokerage commissions were effected through OSI. The total amount of principal transactions of the Fund for the year ended December 31, 2002 for which no commission was incurred was $17,020.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission ("SEC"). Except as provided below, neither the Trust nor OAM shall provide portfolio holding information to any other persons until such information has been disclosed in the publicly available filings with the SEC that are required to include the information, which are generally filed with the SEC approximately 60 days after the end of each calendar quarter.

         Quarterly shareholder letters are sent following each March and September quarter-end (within approximately 30 to 60 days after the end of the quarter) that include, among other things, OAM's/Portfolio Manager's market commentary, performance information regarding the Funds, and information regarding each Fund's ownership of certain individual securities (such as a Fund's top five or top ten holdings).

         In addition, the Portfolio Manager and other senior officers or spokespersons of the Trust or OAM may from time to time disclose to or discuss with public media through interviews with reporters (of the press, television or radio) or through other appearances on television or radio (such as CNBC, Bloomberg) items such as (a) a Fund's ownership of certain individual holding(s); (b) views on matters affecting the price or business of specific Fund holding(s); (c) reasons for buying and selling specific portfolio holding(s); (d) reasons for believing certain holdings are good long term investments for a Fund, (e) favorite stocks, (f) future plans for structuring a Fund, and/or (g) other items of a similar nature. The securities subject to such statements may or may not have been previously disclosed.

         Further, material non-public holdings information may be provided as part of the normal business and investment activities of each Fund to parties who need access to such information in the performance of their contractual duties and responsibilities including: auditors; the custodian; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Trust or the non-interested trustees; other third party service providers (such as financial printers, proxy voting services and pricing services); regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

         Any other disclosure of portfolio holdings would require the approval of the Trust's Chief Compliance Officer before dissemination. Such approval would be based on a good faith determination that the Trust has a legitimate business purpose to provide the information and the disclosure is in the Trust's best interests.

         The Trust, OAM or their affiliates will not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Trust, OAM or their affiliates desire to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Funds' SAI.

         The Trust's Chief Compliance Officer will periodically report to the Board of Trustees of the Trust on the effectiveness of Trust's Policies and Procedures regarding the disclosure of the Funds' holdings.

                                 CODE OF ETHICS

         The Trust, OAM, and OSI have adopted a joint Code of Ethics. Access Persons (as defined in the Code) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                  PROXY VOTING

The Board of Trustees has delegated the authority for voting proxies relating to the Trust's portfolio securities to OAM, who has agreed to vote such proxies according to OAM's Proxy Voting Policies and Procedures. OAM's Proxy Voting Policies and Procedures set forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the Trust. OAM's general policy is to vote proxies in the best interests of clients. The principles which guide the voting policy of OAM are maximizing the value of client assets and promoting the rights of clients and beneficial owners of the companies in whose shares they invest. OAM's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because OAM generally makes investments in companies in which OAM has confidence in management, proxies generally are voted in favor of management's recommendation. OAM may vote a proxy in a manner contrary to management's recommendation if in the judgment of OAM, the proposal would not enhance shareholder values.

         OAM has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, OAM retains the ultimate authority on how to vote.

         OAM's Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. If OAM determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, OAM will follow the recommendations of ISS except as follows. If OAM and/or the Proxy Committee believes that it would be in the interest of OAM's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.


         Information regarding how the Funds voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-323-6166 and on the SEC's website at http://www.sec.gov.

                              SHAREHOLDER SERVICES

         The Trust's Prospectus under the heading Shareholder Information/How to Purchase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in a Fund, a shareholder account is opened in accordance with the Trust's Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

         A Fund will not issue certificates for its shares; the investor will be the record owner of all shares in his account with full shareholder rights. Certain of the functions performed by the Trust in connection with the operation of the accounts described above have been delegated by the Trust to its Transfer Agent.

         In addition to the purchase and redemption services described above, the Trust offers its shareholders the special accounts and services described in the Trust's Prospectus. Applications and information about any shareholder services may be obtained from OAM.

                        DETERMINATION OF NET ASSET VALUE

See the Funds' Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain details concerning the determination of Net Asset Value ("NAV"). The NAV of the shares of the Funds are computed once daily, as of the later of the close of regular trading on the New York Stock Exchange ("NYSE") or the Chicago Board Options Exchange ("CBOE"), on each day the NYSE is open for trading. All securities in the Funds other than options are priced as of the close of regular trading on the NYSE. The options in the Funds are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Fund's securities plus all other assets minus all liabilities by the total number of Fund shares outstanding. In valuing the Fund's securities, each listed and unlisted security, other than options, for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Short options are valued at the last reported highest bid price on any option exchange and long options are valued at the last reported offer price on any option exchange as of the close of trading on the CBOE. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The China opportunities Fund may use a fair valuation model, which is intended to reflect fair value when a security's value or a meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the NYSE. In such a case, the Fund's value for a security is likely to be different from the last quoted price. In all cases, the value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.


                               PURCHASE OF SHARES

         See the Funds' Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of a Fund. Shares of the Funds are sold at the NAV per share next determined after the purchase order is received in proper form by UMB Fund Services, Inc., the Trust's Transfer Agent.

                              REDEMPTION OF SHARES

         See the Funds' Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of a Fund. The Trust may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the Commission determines that trading on the NYSE is restricted; (b) the Commission determines there is an emergency as a result of which it is not reasonably practical for a Fund to sell the investment securities or to calculate their NAV; or (c) the Commission permits such suspension for the protection of Fund's shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

         Although it is the Trust's present policy to make payment of redemption proceeds in cash, if the Trust's Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Funds, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities.

                               FEDERAL TAX MATTERS

         The following is a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences nor does it deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of the Funds' Prospectus and this SAI, which provisions are subject to change by legislative, judicial or administrative action possibly with retroactive effect. Shareholders are advised to consult their own tax advisers before making an investment in a Fund.

         Each of the Funds has elected to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. Each of the Funds will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, gains from the sale or other distribution of securities or foreign currencies, and certain other investment income including gain from options, futures or forward contracts; (b) invests in securities that satisfy certain diversification requirements; and (c) distributes at least 90% of its net investment income and net short-term capital gains to its shareholders each year.

         If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund's distributions, to the extent derived from the its current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008, provided certain holding period and other requirements are satisfied.

         Except for those shareholders exempt from federal income taxation, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of the Fund. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends may be eligible for the deduction for dividends received from domestic corporations. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as "qualified dividend income" currently subject to reduced rates of federal income taxation. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Fund. Short-term capital gain distributions are taxable to shareholders as ordinary income. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state, local and other taxes.

         Income dividends are taxed as ordinary income at rates up to 35% for individuals. "Qualified dividend income" is currently taxed at rates up to 15% for individual and other noncorporate shareholders. Long-term capital gain distributions (relating to assets held by a Fund for more than 12 months) made to individual Shareholders are taxable at a maximum rate of 15%. Long-term capital gain distributions made to corporate Shareholders are taxed at the same rate as ordinary income is taxed to corporations.

         In order to avoid a 4% federal excise tax on undistributed amounts, each Fund must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its net investment income for the calendar year plus 98% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid this 4% excise tax.

         Any gain resulting from the sale or exchange of a Fund's shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis the shares acquired will be adjusted to reflect the disallowed loss. Any loss incurred by shareholders on the redemption of shares of a Fund held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Fund with respect to such shares.

         Options, short sales, financial futures contracts and foreign currency transactions entered into by a Fund are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into long-term capital loss. As a result, these rules could affect the amount, timing, and character of Fund distributions.

         Federal law requires the Trust to withhold 28% from dividends and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number (in the case of individuals, a social security number) or has not certified that withholding does not apply. Amounts withheld may be applied to the shareholder's federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes for such year. Federal law also requires the Trust to withhold the applicable tax treaty rate (as opposed to the statutory rate of 30%) from dividends that are paid to certain nonresident alien individual, foreign partnership and foreign corporation shareholder accounts when relevant withholding certificates are furnished to the Fund by such persons. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

         Shareholders are likewise advised to consult their own tax advisers regarding specific questions as to federal, state, local and other taxes that may be applicable to owning, holding and/or disposing of Fund shares.

                     SHAREHOLDER MEETINGS AND VOTING RIGHTS

         As a general rule, the Trust is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Trust or as may be required by applicable law. Under the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose;
(2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Funds to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or the Funds, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Shareholders will vote in the aggregate, except when voting by individual portfolio is required under the 1940 Act or when the Board of Trustees determines that voting by portfolio is appropriate. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any portfolio of the Trust) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

                             ADDITIONAL INFORMATION

Fund History

         The Trust is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. The Trust's Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust, and the Trust will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shares of the Fund

         Pursuant to the Trust's Declaration of Trust Agreement, the Trust may issue an unlimited number of shares of beneficial interest in one or more series of "Funds," all having no par value. Shares of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

         The Custodian for the Trust is UMB Bank, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, a national banking association. The Trust has authorized the Custodian to deposit certain securities of the Funds in central depository systems as permitted by federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, a Wisconsin corporation, is the Trust's Transfer Agent and acts as a dividend disbursing and redemption agent for the Trust. UMB Bank, N.A. and UMB Fund Services, Inc. are both wholly owned subsidiaries of UMB Financial Corp., a Missouri corporation.

Independent Registered Public Accounting Firm

         PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606 audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and prepares the Trust's income tax returns, and performs other professional accounting, auditing and advisory services, when engaged to do so by the Trust.

Financial Statements

         The audited statements of the Trust, including the notes thereto, contained in the Annual Report of the Trust for the fiscal year ended December 31, 2004 were filed with the Securities and Exchange Commission on February 28, 2005 and are incorporated herein by reference. The unaudited financial statements of the Trust, including the notes thereto, contained in the Semi-Annual Report of the Trust for the six months ended June 30, 2005 were filed with the Securities and Exchange Commission on August 30, 2005 and are incorporated herein by reference.

         Shareholders will receive the Trust's audited annual report and the unaudited semiannual report.

Counsel

         Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Trust.

Other Information

         The Trust's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Trust has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Trust and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                               THE OBERWEIS FUNDS

                           PART C: OTHER INFORMATION




Item 23.  EXHIBITS.



          (a) (1)  Agreement and Declaration of Trust dated July 7, 1986./11/
              (2) First Amendment to Agreement and Declaration of Trust, dated November 17, 1986./11/


              (3) Written Instruments Establishing and Designating Oberweis Micro-Cap Fund, Oberweis Mid-Cap Fund and Oberweis
                   China Opportunities Fund./18/


          (b) (1)  By-Laws./11/

              (2)  Amendment to By-Laws./17/


          (c)      Not applicable.

          (d) (1)  Management Agreement./5/
              (2)  Amendment to Management Agreement as of February 16, 1994./9/
              (3)  Management Agreement dated October 1, 1994./11/
              (4)  Investment Advisory Agreement./5/
              (5)  Investment Advisory Agreement dated October 1, 1994./11/
              (6)  Transfer and Guaranty Agreement./7/


              (7) Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Fund./12/
              (8) Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Mid-Cap Fund./13/
             *(9) Form of Investment Advisory and Management Agreement dated October 1, 2005.


          (e)      Not applicable.

          (f)      Not applicable.

          (g) (1)  Custodian Agreement./1/
              (2) Letter Agreements renewing Custodian Agreement dated February 24,1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/
                   February 15, 1991,/6/ and February 13, 1992,/7/ respectively.
              (3) Letter Agreement dated January 27, 1993, renewing Custodian Agreement./8/
              (4)  Custodian Agreement dated August 3, 1993./11/
              (5)  Custody Agreement dated January 17, 2001./15/
              (6) Custody, Recordkeeping and Administrative Services Agreement dated March 9, 2001./15/


             *(7)  Form of Amendment to Custody Agreement.
             *(8)  Form of Rule 17F-5 Delegation Agreement.


          (h) (1)  Transfer Agency Agreement./1/

            (2) Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15, 1991,/6/ and February 13, 1992,/7/
                 respectively.
            (3) Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement./8/
            (4)  Transfer Agent Agreement dated August 3, 1993./11/
            (5) Transfer Agency Agreement, Fund Accounting Agreement and Blue Sky Filing Services Agreement dated March 9, 2001./15/



            (6)  Amended Expense Limitation Agreement./17/
           *(7)  Form of Expense Limitation Agreement.


        (i) (1) Form of Opinion and Consent of Lawrence, Kamin, Saunders & Uhlenhop./1A/
            (2)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz./12/
            (3)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz./13/


            (4)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz./18/


            (5)  Form of Opinion of Ropes & Gray./1A/
            (6)  Opinion and Consent of Ropes & Gray./12/
            (7)  Opinion and Consent of Ropes & Gray./13/


        (j)*(1)  Consent of PricewaterhouseCoopers LLP.
            (2)  Consent of Ernst & Young LLP./16/
            (3)  Consent of Checkers, Simon & Rosner LLP./13/


        (k) Not applicable.

        (l) (1)  Form of Contribution Agreement with Initial Shareholders./1/
            (2) Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000)./2/

            (3) Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000)./2/
            (4) Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000)./2/
            (5) Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000)./2/

         (m)(1)  Plan of Distribution pursuant to Rule 12b-1./4/
            (2)  Distribution and Shareholder Service Agreement./5/
            (3) Amendment to Plan of Distribution pursuant to Rule 12b-1 and Distribution and Shareholder Service Agreement./8/
            (4) Plan of Distribution pursuant to Rule 12b-1 as amended October 1, 1994./11/
            (5) Form of Plan of Distribution pursuant to Rule 12b-1 as amended January 1, 1996./11/
            (6)  Distribution Agreement dated October 1, 1994./11/
            (7) Form of Distribution and Shareholder Service Agreement dated January 1, 1996./11/
            (8) Distribution and Shareholder Service Agreement dated January 2, 1997./14/
            (9)  Shareholder Service Agreement dated October 1, 1994./11/


           (10) Distribution and Shareholder Service Agreement dated January 2, 1997 as amended and restated November 18, 2003./17/


         (n)     Not applicable.
         (o)     Reserved.


         (p)     Codes of Ethics./17/


-----------------
/*/  Filed herewith.




/1/ Previously filed with the Registration Statement and incorporated herein by reference.
/1A/ Previously filed with the Registration Statement.
/2/ Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
/2A/ Previously filed with Pre-Effective Amendment No. 2.
/3/ Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
/4/ Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
/5/ Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
/6/ Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
/7/ Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.

/8/ Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.

/9/ Previously filed with Putrefactive Amendment No. 8 amendment No. 10) dated April 29, 1994 and incorporated herein by reference.

/10/ Previously filed with Putrefactive Amendment No. 9 amendment No. 11) dated February 28, 1995 and incorporated herein by reference.

/11/ Previously filed via EDGAR with Putrefactive Amendment No. 10 (Amendment
     No. 12) dated October 18, 1995 and incorporated herein by reference.

/12/ Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13) dated December 21, 1995 and incorporated herein by reference.

/13/ Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16) dated September 12, 1996 and incorporated herein by reference.

/14/ Previously filed with Post-Effective No. 15 (Amendment No. 17) dated
     February 28, 1997 and incorporated herein by reference.

/15/ Previously filed with Post-Effective Amendment No. 19 (Amendment No. 21) dated April 27, 2001 and incorporated herein by reference.

/16/ Previously filed with Post-Effective Amendment No.21 (Amendment No. 23) dated April 28, 2003 and incorporated herein by reference.


/17/ Previously filed with Post-Effective Amendment No. 23 (Amendment No. 25) dated February 25, 2005 and incorporated herein by reference.

/18/ Previously filed with Post-Effetive Amendment No. 24 (Amendment No. 26) dated July 15, 2005 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



Inapplicable.



ITEM 25. INDEMNIFICATION



A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund's officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.




ITEM 26. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER.





                                                                                      Other Business, Profession,
      Name                         Position with Adviser                                Vocation or Employment
------------------   ------------------------------------------------------     --------------------------------------
James D. Oberweis     Chairman of the Board, Director and Senior Research        Chairman of the Board -
                       Advisor                                                   Oberweis Dairy, Inc.

James W. Oberweis     President, Director and Portfolio Manager                  President and Director -
                                                                                 Oberweis Securities, Inc.

Patrick B. Joyce      Executive Vice President, Secretary and Director           Executive Vice-President and
                                                                                 Director - Oberweis Securities, Inc.

Martin L. Yokosawa    Senior Vice President                                      Senior Vice-President -
                                                                                 Oberweis Securities, Inc.

David I. Covas        Vice President                                             Vice President and Registered
                                                                                 Representative - Oberweis Securities,
                                                                                 Inc.

Eric V. Hanneman      Assistant Vice                                             Assistant Vice
                      President of                                               President of Accounting -
                      Accounting                                                 Oberweis Securities, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS



(a)  None.

(b) Set forth below are the names of the directors and officers of Oberweis Securities, Inc.:



       Name                     Positions and Offices with Underwriter                    Positions and Offices with Fund
-------------------    ----------------------------------------------------------    ----------------------------------------
James W. Oberweis       Director and President                                        President

Patrick B. Joyce        Director, Executive Vice President, Treasurer, Secretary      Executive Vice President and Treasurer
                        and Chief Financial Officer

Martin L. Yokosawa      Senior Vice President                                         Senior Vice President

David I. Covas          Vice President                                                Vice President

Eric V. Hanneman        Assistant Vice President of Accounting                        Secretary




The principal business address of all such persons is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.


(c)  None.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS




The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, except those books, records and other documents maintained by the custodian, UMB Bank, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, and the transfer agent and registrar, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233.




ITEM 29. MANAGEMENT SERVICES



Not applicable.

ITEM 30. UNDERTAKINGS



(a)  Not applicable.

(b)  Not applicable.

(c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                  SIGNATURES




Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on the 29th day of September, 2005.


                                      THE OBERWEIS FUNDS



                                      By:  /s/ James W. Oberweis
                                           ------------------------------------
                                               James W. Oberweis, President



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.






Name                           Title
/s/ James D. Oberweis
---------------------------  Trustee                           September 29, 2005
    James D. Oberweis

/s/ Katherine Smith Dedrick
---------------------------  Trustee                           September 29, 2005
    Katherine Smith Dedrick

/s/ Gary D. McDaniel
---------------------------  Trustee                           September 29, 2005
    Gary D. McDaniel

/s/ James G. Schmidt         Trustee                           September 29, 2005
---------------------------
    James G. Schmidt

/s/ James W. Oberweis
---------------------------  President (Principal Executive    September 29, 2005
    James W. Oberweis         Officer)

/s/ Patrick B. Joyce
---------------------------  Executive Vice President and      September 29, 2005
    Patrick B. Joyce         Treasurer (Principal Financial
                             and Accounting Officer)